                            SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                            1934 (Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   Merrill Lynch Americas Income Fund, Inc.;
              Merrill Lynch Developing Capital Markets Fund, Inc.;
                        Merrill Lynch Dragon Fund, Inc.;
                            Merrill Lynch EuroFund;
                  Merrill Lynch Global Allocation Fund, Inc.;
         Merrill Lynch Global Bond Fund for Investment and Retirement;
     Merrill Lynch International Holdings, Inc. (d/b/a Merrill Lynch Global
                                   Holdings);
                      Merrill Lynch Healthcare Fund, Inc.;
                    Merrill Lynch International Equity Fund;
                    Merrill Lynch Latin America Fund, Inc.;
                       Merrill Lynch Pacific Fund, Inc.;
               Merrill Lynch Short-Term Global Income Fund, Inc.;
                    and Merrill Lynch Technology Fund, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                (Same as Above)
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).*

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)Title of each class of securities to which transaction applies:

            ------------------------------------------------------

    2)Aggregate number of securities to which transaction applies:

            ------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11/1/

            ------------------------------------------------------

    4)Proposed maximum aggregate value of transaction:

            ------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

            ------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

            ------------------------------------------------------

    3)   Filing Party:

            ------------------------------------------------------

    4)   Date Filed:

            ------------------------------------------------------

- -------------------------

*$125 per Registrant per Investment Company Act Rule 20a-1(c) previously paid.

/1/Set forth the amount on which the filing fee is calculated and state how it was determined.

                   MERRILL LYNCH AMERICAS INCOME FUND, INC.

              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

                        MERRILL LYNCH DRAGON FUND, INC.

                            MERRILL LYNCH EUROFUND

                  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

         MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

                         MERRILL LYNCH GLOBAL HOLDINGS

                      MERRILL LYNCH HEALTHCARE FUND, INC.

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND

                    MERRILL LYNCH LATIN AMERICA FUND, INC.

                       MERRILL LYNCH PACIFIC FUND, INC.

               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

                      MERRILL LYNCH TECHNOLOGY FUND, INC.

                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

Dear Shareholder:

  The enclosed proxy statement requests that you consider and approve (i) the election of the Board of Directors or Trustees, (ii) the selection of the independent auditors, (iii) certain changes to the fundamental investment restrictions for each of the above-referenced mutual funds (each a "Fund") of which you own shares, (iv) an amendment to the Fund's Articles of Incorporation or Declaration of Trust in connection with the implementation by the Funds of the Merrill Lynch Select Pricing SM System (the "Select Pricing System"); and (v) with respect to shareholders of Merrill Lynch Pacific Fund, Inc. ("Pacific Fund"), a change in that Fund's investment policy from being a diversified fund to being a non-diversified fund.

  As you are aware, many of the mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM"), and distributed by Merrill Lynch Funds Distributor, Inc., offer two classes of shares which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A shares") or (ii) on a deferred basis (the "Class B shares") (the "Dual Distribution System"). In order to provide additional distribution alternatives tailored more specifically to an investor's needs, the Funds, as well as all of the other mutual funds advised by MLAM or FAM that are currently operating under the Dual Distribution System, intend to implement the Select Pricing System, a new distribution system under which each Fund will offer four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The implementation of the Select Pricing System will not adversely affect the net asset value of a current shareholder's investment in the Fund nor will the two new classes of shares have an adverse effect on the shares that are currently issued and outstanding.

  An amendment to the Articles of Incorporation or Declaration of Trust of each of the Funds is being proposed in connection with the implementation of the Select Pricing System. This amendment, as well as the election of the Boards of Directors and Trustees, the selection of independent auditors and the proposed investment restriction changes require the separate approval of the outstanding shareholders of each of the Funds. In addition, in the case of Pacific Fund, the proposal to change its investment policy from being a diversified fund to being a non-diversified fund requires the separate approval of the outstanding shareholders of that Fund. When we have solicited proxies in the past, you have received a proxy statement directed solely to shareholders of your Fund. Because all of the mutual funds currently operating under the Dual Distribution System intend to begin operating under the Select Pricing System, and since much of the information required to be included in the proxy materials for each Fund is substantially identical, we believe it is more efficient to prepare a single "omnibus" proxy statement for use by the shareholders of all Funds having a common Board of Directors or Trustees. Specific information pertaining to your Fund is attached hereto as Exhibits A and C. If you own more than one Fund, the term "Fund" refers to each Fund in which you own shares.

  EACH SHAREHOLDER WILL VOTE ONLY ON PROPOSALS THAT APPLY TO THAT SHAREHOLDER'S FUND. THE ENCLOSED PROXY CARD(S) SOLICITS YOUR VOTE ON EACH PROPOSAL AS A SHAREHOLDER OF EACH OF THE FUNDS THAT YOU OWN. YOU WILL BE SENT A SEPARATE PROXY STATEMENT AND PROXY CARD FOR EACH ACCOUNT IN WHICH YOU HOLD SHARES OF THE FUNDS COVERED BY THIS PROXY STATEMENT; IN ADDITION, IF YOU OWN SHARES OF OTHER MLAM-ADVISED FUNDS, YOU WILL BE SENT FOR EACH ACCOUNT IN WHICH YOU OWN SHARES AN ADDITIONAL COMBINED PROXY STATEMENT

AND PROXY CARD FOR EACH GROUP OF FUNDS WITH A COMMON BOARD. EACH VOTE IS IMPORTANT; PLEASE REVIEW EACH PROXY STATEMENT CAREFULLY AND CAST YOUR VOTE ON EACH PROXY CARD YOU RECEIVE. MANAGEMENT AND THE BOARD RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL. If you have any questions, please call 1-609-282-2800.

                                           Sincerely,

                                           Arthur Zeikel
                                           President

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

                        MERRILL LYNCH DRAGON FUND, INC.

                             MERRILL LYNCH EUROFUND

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

                         MERRILL LYNCH GLOBAL HOLDINGS

                      MERRILL LYNCH HEALTHCARE FUND, INC.

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

                        MERRILL LYNCH PACIFIC FUND, INC.

               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

                      MERRILL LYNCH TECHNOLOGY FUND, INC.

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                           ------------------------

                       NOTICE OF MEETINGS OF SHAREHOLDERS
                               SEPTEMBER 28, 1994

                           ------------------------

To The Shareholders:

  Notice is hereby given that Meetings of Shareholders (the "Meetings") of the above-listed mutual funds (each a "Fund") advised by Merrill Lynch Asset Management, L.P. ("MLAM") will be held at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey, on September 28, 1994 at the time specified in Exhibit A hereto. The Meetings will be held for the following purposes:

    (1) To elect members of the Boards of Directors or Trustees to serve for an indefinite term until their successors are duly elected and qualified;

    (2) To consider and act upon a proposal to ratify the selection of the independent auditors of each Fund for its current fiscal year;

    (3) To consider and act upon a proposal to amend the fundamental investment restrictions of each Fund;

    (4) To consider and act upon a proposal to amend the Articles of Incorporation or Declaration of Trust of each Fund in connection with the implementation of the Merrill Lynch Select Pricing SM System (the "Select Pricing System"), a multiclass distribution system for the offer and sale of shares of the Fund (this proposal must be approved by the shareholders of both classes of the Fund voting as a single class and also by the Class B shareholders of the Fund voting as a separate class);

    (5) With respect to Merrill Lynch Pacific Fund, Inc. ("Pacific Fund"), to consider and act upon a proposal to change that Fund's investment policy from being a diversified fund to being a non-diversified fund (this proposal is being submitted for the approval of only Pacific Fund shareholders); and

    (6) To transact such other business as may properly come before the Meetings or any adjournment thereof.

  The Board has fixed the close of business on August 5, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings or any adjournment thereof.

  A complete list of the shareholders of each Fund entitled to vote at each Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to the Fund's Meeting during ordinary business hours from and after September 6, 1994 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend your Fund's Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy, as well as any other proxies you may receive from the Funds in connection with these Meetings, and return them promptly. Each proxy you receive from the Funds in connection with these meetings is being solicited on behalf of the Board.

                                           By Order of the Board

                                           Mark B. Goldfus

                                           Robert Harris

                                           Michael J. Hennewinkel

                                            Secretaries of the Funds

Plainsboro, New Jersey

Dated: August 12, 1994

                            COMBINED PROXY STATEMENT

                           ------------------------

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

                        MERRILL LYNCH DRAGON FUND, INC.

                             MERRILL LYNCH EUROFUND

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

                         MERRILL LYNCH GLOBAL HOLDINGS

                      MERRILL LYNCH HEALTHCARE FUND, INC.

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

                        MERRILL LYNCH PACIFIC FUND, INC.

               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

                      MERRILL LYNCH TECHNOLOGY FUND, INC.

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                           ------------------------

                            MEETINGS OF SHAREHOLDERS

                               SEPTEMBER 28, 1994

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of the above-listed funds (each a "Fund" and collectively, the "Funds"), to be voted at the Meeting of Shareholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on September 28, 1994 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is August 16, 1994.

  Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, throughout the proxy statement shares of common stock or beneficial interest of a Fund are referred to as "shares", holders of shares are referred to as "shareholders", the Board of Directors or Trustees of each of the Funds is referred to as the "Board", the directors or trustees of each Fund are referred to as "Board members", the investment adviser of each Fund is referred to as the "Investment Adviser" or "MLAM" and each Fund's Articles of Incorporation or Declaration of Trust is referred to as its "charter". Unless otherwise indicated, MLAM and Fund Asset Management, L.P. ("FAM") are together referred to as "MLAM" and Merrill Lynch Funds Distributor, Inc. is referred to as "MLFD".

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the election of the Board, "FOR" the ratification of the selection of independent auditors to serve for the Fund's current fiscal year, "FOR" the proposal to amend the fundamental investment restrictions of the Fund, "FOR" the charter amendment in connection with the implementation of the Merrill Lynch Select Pricing SM System (the "Select Pricing System") and with respect to proxies submitted by shareholders of Merrill Lynch Pacific Fund, Inc. ("Pacific Fund"), "FOR" the proposal to change its investment policy from being a diversified fund to being a non-diversified fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

  The Board has fixed the close of business on August 5, 1994 (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held and fractional votes for fractional shares held, with no shares having cumulative voting rights. Shareholders of each Fund will vote as a single class, and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. As noted, with respect to Proposal 4, Class B shareholders of each Fund voting together as a separate class also will be required to approve the charter amendment.

  As of the Record Date, your Fund had outstanding the number of shares indicated in Exhibit A. To the knowledge of the Fund, no person owned beneficially more than five percent of the outstanding shares of the Fund at such date.

  The Board knows of no business other than that mentioned in Proposals 1 through 5 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy, as well as any other proxy sent by the Funds in connection with the Meetings, to vote in accordance with their best judgment.

                                   PROPOSAL 1

                           ELECTION OF BOARD MEMBERS

  At the Meeting, each Board member will be elected to serve for an indefinite term until his successor is elected and qualified, until his death, until he resigns or is otherwise removed under the charter or until December 31 of the year in which he reaches age 72. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

  The Board knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

  Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.

                                    PRINCIPAL OCCUPATIONS DURING
                                     PAST FIVE YEARS AND PUBLIC
 NAME AND ADDRESS OF NOMINEE AGE            DIRECTORSHIPS
 --------------------------- ---    ----------------------------
 Donald Cecil(1)(2)......     67 Special Limited Partner of
   1114 Avenue of the              Cumberland Partners (an
   Americas                        investment partnership) since
   New York, New York              1982 and General Partner of
   10036                           Cumberland Associates (an asset
                                   management company) from 1970 to
                                   1982; Member of Institute of
                                   Chartered Financial Analysts;
                                   Member and Chairman of
                                   Westchester County (New York)
                                   Board of Transportation.

(footnotes at end of table)

                                    PRINCIPAL OCCUPATIONS DURING
                                     PAST FIVE YEARS AND PUBLIC
 NAME AND ADDRESS OF NOMINEE AGE            DIRECTORSHIPS
 --------------------------- ---    ----------------------------
 Edward H. Meyer(1)(2)...     67 President of Grey Advertising Inc.
   777 Third Avenue                since 1968, Chief Executive
   New York, New York              Officer since 1970 and Chairman
   10017                           of the Board of Directors since
                                   1972; Director of The May
                                   Department Stores Company, Bowne
                                   & Co., Inc. (financial
                                   printers), Ethan Allen Interiors
                                   Inc. and Harman International
                                   Industries, Inc.
 Charles C. Reilly(1)(2).     63 Self-employed financial consultant
   9 Hampton Harbor Road           since 1990; President and Chief
   Hampton Bays, New York          Investment Officer of Verus
   11946                           Capital, Inc. from 1979 to 1990;
                                   former Senior
                                   Vice President of Arnhold and
                                   S. Bleichroeder, Inc. from 1973
                                   to 1990; Adjunct Professor,
                                   Columbia University Graduate
                                   School of Business since 1990;
                                   Adjunct Professor, Wharton
                                   School, University of
                                   Pennsylvania, 1990; Director,
                                   Harvard Business School Alumni
                                   Association.
 Richard R. West(1)(2)...     56 Professor of Finance since 1984,
   482 Tepi Drive                  and Dean from 1984 to 1993, of
   Southbury, Connecticut          New York University Leonard N.
   06488                           Stern School of Business
                                   Administration; Director of Re
                                   Capital Corp. (reinsurance
                                   holding company), Bowne & Co.,
                                   Inc. (financial printers),
                                   Vornado, Inc. (real estate
                                   holding company), Smith-Corona
                                   Corporation (manufacturer of
                                   typewriters and word processors)
                                   and Alexander's Inc. (real
                                   estate company).

(footnotes at end of table)

                                    PRINCIPAL OCCUPATIONS DURING
                                     PAST FIVE YEARS AND PUBLIC
 NAME AND ADDRESS OF NOMINEE AGE            DIRECTORSHIPS
 --------------------------- ---    ----------------------------
 Arthur Zeikel(1)(3).....     62 President of MLAM and its
   P.O. Box 9011                   predecessor since 1977 and Chief
   Princeton, New Jersey           Investment Officer since 1976;
   08543-9011                      President and Chief Investment
                                   Officer of FAM and its
                                   predecessor since 1977;
                                   President and Director of
                                   Princeton Services, Inc.
                                   ("Princeton Services") since
                                   1993; Executive Vice President
                                   of Merrill Lynch & Co., Inc.
                                   ("ML & Co.") since 1990;
                                   Executive Vice President of
                                   Merrill Lynch, Pierce, Fenner &
                                   Smith Incorporated ("Merrill
                                   Lynch") since 1990; Senior Vice
                                   President of Merrill Lynch from
                                   1985 to 1990; Director of MLFD.

- ------------
(1) Each of the nominees is a director or trustee of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Merrill Lynch Investment Company Board Memberships" below.
(2)  Member of the Audit and Nominating Committee of the Board.
(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Funds.

  Committees and Board Meetings. The Board has a standing Audit and Nominating Committee (the "Committee"), which consists of the Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee will also select and nominate the Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

  During the Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the fiscal year and (ii) if a member, the total number of meetings of the Committee held during the fiscal year.

  Compensation of Board Members. The Investment Adviser pays all compensation of all officers of the Fund and all Board members who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Board member not affiliated with the Investment Adviser an annual fee plus a fee for each meeting attended, and the Fund also pays each member of its Committee a fee for each meeting attended, together with such Board member's out-of-pocket expenses relating to attendance at such meetings. In addition, the Chairman of the Committee receives an additional fee for each meeting of the Committee attended. Information with respect to fees and expenses paid to the Board members for each Fund's most recently completed fiscal year is set forth in Exhibit A.

  Merrill Lynch Investment Company Board Memberships. MLAM and FAM act as the investment adviser for more than 100 registered investment companies. Mr. Zeikel is a trustee or director of each of these companies except for Merrill Lynch Series Fund, Inc., Merrill Lynch Institutional Intermediate Fund and Merrill Lynch Funds for Institutions Series. Messrs. Reilly and West are also trustees or directors of CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Utility Income Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc., The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc. Messrs. Cecil and Meyer are also trustees or directors of Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch Special Value Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Florida Insured Fund, MuniYield Pennsylvania Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Michigan Insured Fund, Inc. Each of Messrs. Cecil, Meyer, Reilly and West are also directors of Merrill Lynch Global SmallCap Fund, Inc., Emerging Tigers Fund, Inc. and Worldwide DollarVest Fund, Inc.

  Officers of the Fund. Information regarding the officers of the Fund is set forth in Exhibit A. Officers of the Fund are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

  Stock Ownership. As of July 29, 1994, the nominees held shares of the Funds as follows:

                                                                       NO. OF
NOMINEE                                  FUND* AND CLASS             SHARES HELD
- -------                                  ---------------             -----------
Mr. Cecil................... Dragon Fund--Class A                     28,249.134
Mr. Meyer................... Global Bond Fund--Class A               437,393.491
                             Global Bond Fund--Class B                73,875.912
                             International Equity Fund--Class A       30,596.708
                             Latin America Fund--Class A              13,426.163
Mr. Reilly.................. Global Allocation Fund--Class A          10,034.854
                             Global Allocation Fund--Class B           9,963.824
                             Global Bond Fund--Class A                    55.353
                             Global Bond Fund--Class B                11,941.906
                             Short-Term Global Income Fund--Class A    1,581.675
                             Short-Term Global Income Fund--Class B   12,998.557
Mr. Zeikel.................. Developing Capital Markets Fund--Class
                             A                                        17,407.906
                             Dragon Fund--Class A                      5,481.675
                             EuroFund--Class A                         6,675.431
                             EuroFund--Class B                         2,688.204
                             Global Allocation Fund--Class A             308.628
                             Healthcare Fund--Class A                    702.305
                             International Equity Fund--Class A       22,824.880
                             Latin America Fund--Class A               9,714.875
                             Technology Fund--Class A                    936.194

- ------------

* For the purposes of this table the following Funds will be defined as follows: Merrill Lynch Developing Capital Markets Fund, Inc. ("Developing Capital Markets Fund"); Merrill Lynch Dragon Fund, Inc. ("Dragon Fund"); Merrill Lynch EuroFund ("EuroFund"); Merrill Lynch Global Allocation Fund, Inc. ("Global Allocation Fund"); Merrill Lynch Global Bond Fund for Investment and Retirement ("Global Bond Fund"); Merrill Lynch Healthcare Fund, Inc. ("Healthcare Fund"); Merrill Lynch International Equity Fund ("International Equity Fund"); Merrill Lynch Latin America Fund, Inc. ("Latin America Fund"); Merrill Lynch Short-Term Global Income Fund, Inc. ("Short-Term Global Income Fund"); and Merrill Lynch Technology Fund, Inc. ("Technology Fund").

  At the Record Date, the Board members and officers of the Fund as a group owned an aggregate of less than 1% of the shares of the Fund outstanding at such date. At such date, Mr. Zeikel, an officer of the Fund and a member of the Board, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                                   PROPOSAL 2

                       SELECTION OF INDEPENDENT AUDITORS

  The Board, including a majority of the Board members who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  Deloitte & Touche ("D&T") acts as independent auditors for all of the Funds. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which MLAM or FAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each Fund.

  Representatives of the Fund's independent auditors are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                                   PROPOSAL 3

      PROPOSAL TO AMEND THE FUNDAMENTALINVESTMENT RESTRICTIONS OF THE FUND

  Each Fund advised by MLAM or its affiliate, Fund Asset Management, L.P. ("FAM") (collectively, the "MLAM Funds") has adopted investment restrictions that govern generally the operations of the Fund. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Fund, while non-fundamental investment restrictions may be changed by the Fund's Board if it deems it in the best interest of the Fund and its shareholders to do so. In addition to investment restrictions, each of the Funds operates pursuant to investment objectives and policies, described in the Fund's Prospectus and Statement of Additional Information, that govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions. These investment objectives and policies will be unaffected by the adoption of the proposed investment restrictions. Generally the investment objective of a Fund is a fundamental policy of the Fund that may be changed only by shareholder vote. The investment policies of a Fund are non-fundamental and may not be changed unless and until (i) the Board of the Fund explicitly authorizes, by resolution, a change in the investment policy and (ii) the Prospectus of the Fund is amended to reflect the change in policy and, if appropriate, to include additional disclosure. You should note that certain of the proposed fundamental investment restrictions are stated in terms of "to the extent permitted by applicable law". Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Fund to seek a shareholder vote to amend the restriction to conform to applicable law, as revised.

  Investment restrictions may differ among Funds depending on prevailing regulations and the nature of the securities markets at the time the particular Fund commenced operations. As a result, similar Funds in the MLAM complex have different investment restrictions, which may disadvantage one Fund over another in the current marketplace and make administration and compliance monitoring unnecessarily difficult.

  To address this problem, MLAM has analyzed the various fundamental and non-fundamental investment restrictions of the Funds covered by this proxy statement, as well as the investment restrictions of all of the other MLAM-advised non-money market mutual funds, in light of each Fund's investment objectives and policies, and has created a set of standard fundamental and non-fundamental investment restrictions. The proposed uniform restrictions are designed to provide each Fund with as much investment flexibility as possible under the Investment Company Act and applicable state securities regulations ("state blue sky regulations"), help promote operational efficiencies and facilitate monitoring of compliance. Several recently created funds in the MLAM complex operate under investment restrictions substantially similar to the proposed restrictions.

  The proposed changes to the investment restrictions are not expected to affect materially the current operations of the Funds. Although adoption of new or revised investment restrictions is not likely to have any effect on the current investment techniques employed by a Fund, it will contribute to the overall goal of uniformity and standardization, as well as provide the Fund with a greater ability to make future changes in non-fundamental investment restrictions through Board action. In this regard, the Boards propose that each Fund adopt, as described below, the uniform, updated investment restrictions.

  The proposed restrictions restate many of the fundamental and non-fundamental restrictions currently in effect for each Fund. In some instances, certain fundamental or non-fundamental restrictions have been modified or eliminated in accordance with developments in Federal or state blue sky regulations or in the securities markets since the inception of the Fund. In other instances, certain restrictions previously deemed fundamental have been redesignated non-fundamental. Fundamental investment restrictions may not be changed without a vote of the shareholders of the Fund, and the costs of shareholder meetings for these purposes generally are borne by the Fund and its shareholders. By making certain restrictions non-fundamental, the Board may amend a restriction as it deems appropriate and in the best interest of the Fund and its shareholders, without incurring the costs of seeking a shareholder vote.

  Each Fund's current investment restrictions are set forth in Exhibit C. Set forth below is each proposed restriction, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for the MLAM Funds.

  Proposed Fundamental Investment Restrictions. Under the proposed fundamental investment restrictions, a Fund may not:

  1. MAKE ANY INVESTMENT INCONSISTENT WITH THE FUND'S CLASSIFICATION AS A DIVERSIFIED COMPANY UNDER THE INVESTMENT COMPANY ACT.

  (Applicable to Merrill Lynch EuroFund, Merrill Lynch Global Holdings, and Merrill Lynch International Equity Fund. Pacific Fund shareholders will be asked at the Meeting to consider a change in that Fund's investment policy from being a diversified fund to being a non-diversified fund as explained further below; if such change is not approved, then this first proposed fundamental investment restriction would be applicable to that Fund if its shareholders approve proposal 3. All of the other Funds are non-diversified Funds.)

  Commentary: Current applicable law regarding diversification of assets requires that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or acquire more than 10% of the voting securities of any one issuer. The U.S. Government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of these limitations. Certain MLAM Funds apply this diversification restriction to 100% of total assets.

  At one time, state blue sky regulations applied the diversification restriction to 100% of a mutual fund's assets, thereby prohibiting an investment company from investing more than 5% of total assets in a single issuer or from holding more than 10% of the voting securities of a single issuer. These state blue sky limitations, however, have been eliminated.

  If the uniform restrictions are approved, each MLAM Fund currently classified as "diversified" would be subject, as a matter of investment policy, to the diversification restriction described above only with respect to 75% of its total assets. As to the remaining 25% of total assets, there would be no fundamental investment limitation on the amount of (i) total assets the Fund could invest in a single issuer or (ii) voting securities of a single issuer that could be held by the Fund. A Fund could, for example, invest up to 25% of its assets in a single issuer without limitation as to the percentage ownership of that issuer's outstanding securities. The primary purpose of the proposal is to give the MLAM Funds that presently have a diversification restriction with respect to 100% of their assets the same investment flexibility as MLAM Funds that have a diversification restriction with respect to 75% of their assets, as well as to enable the Funds to comply with any future changes in applicable law regarding diversification requirements without incurring the costs of soliciting a shareholder vote. The Internal Revenue Code of 1986, as amended (the "Code") contains its own, less restrictive, diversification requirements in order for a fund to qualify as a "regulated investment company". The MLAM Funds will continue to comply with the Code diversification requirements.

  2. INVEST MORE THAN 25% OF ITS ASSETS, TAKEN AT MARKET VALUE, IN THE SECURITIES OF ISSUERS IN ANY PARTICULAR INDUSTRY (EXCLUDING THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES)./1/

  Commentary: The proposed restriction, which addresses concentration in a particular industry, is in substance identical to the applicable
- ------------
/1/A MLAM Fund that concentrates in a particular industry (i.e., more than 25%) will continue to use its present concentration restriction. A typical restriction in this regard reads as follows:

    The Fund will not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government, its agencies and instrumentalities), except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the [name of industry].

  None of the Funds covered by this proxy statement, except for Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement and Merrill Lynch Short-Term Global Income Fund, Inc., concentrate in a particular industry.

  restriction in effect for each MLAM Fund. Certain MLAM Funds currently do not exclude explicitly the U.S. Government, its agencies and instrumentalities from the definition of "industry". However, such entities have not been considered to constitute "industries" for purposes of concentration, and therefore explicit reference to such entities in the proposed restriction does not change a MLAM Fund's concentration policy. In addition, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

  3. MAKE INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

  Commentary: The proposed restriction is in substance identical to the applicable restriction in effect for each MLAM Fund. Certain MLAM Funds currently include the restriction in their non-fundamental, rather than their fundamental, investment restrictions. Certain MLAM Funds that invest on an international basis go on to state in this restriction that investment by the Funds in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management. This language, which is considered by those MLAM Funds to be explanatory in nature, will continue to be set forth in their investment restrictions, including Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc. and Merrill Lynch Latin America Fund, Inc.

  4. PURCHASE OR SELL REAL ESTATE, EXCEPT THAT A FUND MAY INVEST IN SECURITIES DIRECTLY OR INDIRECTLY SECURED BY REAL ESTATE OR INTERESTS THEREIN OR ISSUED BY COMPANIES WHICH INVEST IN REAL ESTATE OR INTERESTS THEREIN.

  Commentary: The proposed restriction is substantially similar to the applicable restriction in effect for each MLAM Fund, except that certain MLAM Funds in accordance with state blue sky regulations also prohibit investment in real estate limited partnerships and/or real estate mortgage loans in the fundamental restriction. Prohibition on investments in real estate limited partnerships is required under current applicable law; however, such law does not require this restriction to be fundamental. Accordingly, under the proposed uniform restrictions, investment in real estate limited partnerships is prohibited in non-fundamental investment restriction (g) to provide the flexibility to the Board to modify the restriction in response to future changes in applicable law without incurring the expense of a shareholder vote. Prohibition on investment in real estate mortgage loans is not required under current applicable law and, accordingly, has been deleted from the proposed restriction.

  In addition, the applicable restrictions currently in effect for certain MLAM Funds do not contain any exception to the general prohibition on investments in real estate. The proposed restriction clarifies that these Funds have the flexibility, consistent with other MLAM Funds to invest in securities secured by real estate or issued by companies investing in real estate, such as real estate investment trusts.

  5. MAKE LOANS TO OTHER PERSONS, EXCEPT THAT THE ACQUISITION OF BONDS, DEBENTURES OR OTHER CORPORATE DEBT SECURITIES AND INVESTMENT IN GOVERNMENT OBLIGATIONS, COMMERCIAL PAPER, PASS-THROUGH INSTRUMENTS, CERTIFICATES OF DEPOSIT, BANKERS ACCEPTANCES, REPURCHASE AGREEMENTS OR ANY SIMILAR INSTRUMENTS SHALL NOT BE DEEMED TO BE THE MAKING OF A LOAN, AND EXCEPT FURTHER THAT THE FUND MAY LEND ITS PORTFOLIO SECURITIES, PROVIDED THAT THE LENDING OF PORTFOLIO SECURITIES MAY BE MADE ONLY IN ACCORDANCE WITH APPLICABLE LAW AND THE GUIDELINES SET FORTH IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME.

  Commentary: The proposed restriction, with respect to the making of loans, is in substance similar to the applicable restrictions in effect for each MLAM Fund. Certain MLAM Funds address loans to other persons and securities lending in two separate restrictions. A Fund may, as an investment policy, restrict investment in the instruments specifically permitted in the exception beyond the limitations set forth in the proposed restriction.

  Each MLAM Fund is permitted to engage in securities lending but the MLAM Funds have a variety of different investment restrictions in this regard. For example, certain MLAM Funds have a fundamental investment restriction limiting securities lending to less than 20% of total assets. In addition to investment restrictions, certain MLAM Funds have imposed limitations on securities lending as an investment policy.

  Applicable law generally permits the lending of a Fund's portfolio securities in an amount up to 33 1/3% of the Fund's total assets, provided that such loans are made in accordance with prescribed guidelines which typically are set forth in the Statement of Additional Information of the Fund. Each Fund will continue to be subject to the lending limitations set forth as an investment policy in its Prospectus and Statement of Additional Information following approval of the proposed uniform investment restrictions, unless and until the Board determines that an amendment to such investment policy is in the best interest of the Fund and its shareholders and the Prospectus of the Fund is amended.

  6. ISSUE SENIOR SECURITIES TO THE EXTENT SUCH ISSUANCE WOULD VIOLATE APPLICABLE LAW.

  Commentary: Certain MLAM Funds currently limit the extent to which the Fund may issue senior securities, while other MLAM Funds have no restriction on the issuance of senior securities. The proposed restriction substitutes instead a limitation on the issuance of senior securities based upon applicable law.

  Applicable law currently prohibits the issuance of senior securities, defined as any bond, debenture, note or similar obligation or instrument evidencing indebtedness, and any stock of any class having priority as to any other class as to distribution of assets or payment of dividends, but not including (i) bank borrowings provided that immediately thereafter the Fund has 300% asset coverage for all borrowings, or (ii) any note or other evidence of indebtedness representing a loan made to the Fund for temporary purposes (i.e., to be repaid in 60 days without extension or renewal) in an amount not exceeding 5% of the Fund's total assets when the loan is made.

  Certain other investment techniques, which involve leverage or establish a prior claim to the Fund's assets, may be considered senior securities, absent appropriate segregation of assets or exemptive relief. These techniques include standby commitment agreements, contracts for the purchase of securities on a delayed delivery basis (i.e., firm commitment agreements), reverse repurchase agreements, engaging in financial futures and options thereon, forward foreign currency contracts, put and call options, the purchase of securities on a when-issued basis and short sales. The manner and extent to which a Fund can issue senior securities is governed by applicable law, must be set forth in the Fund's Prospectus and Statement of Additional Information and may be changed only upon resolution of the Board.

  Investments in interest rate swaps, to the extent permitted, are not treated as senior securities so long as the Fund segregates high-grade liquid debt securities with the Fund's custodian in an amount equal to any net payments required to be made on the swaps.

  7. BORROW MONEY, EXCEPT THAT (I) THE FUND MAY BORROW FROM BANKS (AS DEFINED IN THE INVESTMENT COMPANY ACT) IN AMOUNTS UP TO 33 1/3% OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED), (II) THE FUND MAY BORROW UP TO AN ADDITIONAL 5% OF ITS TOTAL ASSETS FOR TEMPORARY PURPOSES, (III) THE FUND MAY OBTAIN SUCH SHORT-TERM CREDIT AS MAY BE NECESSARY FOR THE CLEARANCE OF PURCHASES AND SALES OF PORTFOLIO SECURITIES AND (IV) THE FUND MAY PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE

LAW. THE FUND MAY NOT PLEDGE ITS ASSETS OTHER THAN TO SECURE SUCH BORROWINGS OR, TO THE EXTENT PERMITTED BY THE FUND'S INVESTMENT POLICIES AS SET FORTH IN ITS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME, IN CONNECTION WITH HEDGING TRANSACTIONS, SHORT SALES, WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS AND SIMILAR INVESTMENT STRATEGIES.

  Commentary: Each MLAM Fund has one or more express limitation on various forms of borrowing, a number of which are more restrictive than the limitations set forth in the proposed restriction. For example, a number of MLAM Funds limit borrowings to 5% of total assets. To the extent the Fund's investment policies, as stated in the Fund's Prospectus and Statement of Additional Information, include a limitation on borrowing, or on the pledging of assets to secure borrowings, that is more restrictive than the restrictions in proposed restriction (7), the Fund will continue to be limited by such investment policy on a non-fundamental basis. Moreover, if a Fund intends to borrow from a bank or to offer debt securities privately as part of its investment policies, it will so state in its Prospectus. If the Fund limits borrowing to 5% of total assets, a statement to that effect in the Prospectus will suffice. On the other hand, if the Fund intends as an investment policy to engage in a higher level of borrowing for investment purposes, additional disclosure with respect to the purposes of such borrowing and the consequences of leverage will be included in the Fund's Prospectus and Statement of Additional Information.

  With regard to purchases on margin, under current applicable law, a Fund may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that a Fund may obtain such short term credit as necessary for the clearance of transactions. However, a Fund may pay initial or variation margin in connection with futures and related options transactions, as set forth in investment restriction (9) below, without regard to this prohibition.

  8. UNDERWRITE SECURITIES OF OTHER ISSUERS EXCEPT INSOFAR AS THE FUND TECHNICALLY MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933 IN SELLING PORTFOLIO SECURITIES.

  Commentary: The proposed restriction is in substance identical to the applicable restriction in effect for each Fund.

  9. PURCHASE OR SELL COMMODITIES OR CONTRACTS ON COMMODITIES, EXCEPT TO THE EXTENT THE FUND MAY DO SO IN ACCORDANCE WITH APPLICABLE LAW AND THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY

MAY BE AMENDED FROM TIME TO TIME, AND WITHOUT REGISTERING AS A COMMODITY POOL OPERATOR UNDER THE COMMODITY EXCHANGE ACT.

  Commentary: Certain MLAM Funds prohibit investment in commodities; others have no restriction on investment in commodities. Under the Investment Company Act, a Fund must state its policy relating to the purchase and sale of commodities. In general, the MLAM Funds currently do not anticipate investment directly in tangible commodities other than currency and would be greatly restricted from making such direct investments by the current provisions of the Federal tax laws; however, the Funds may invest in financial instruments linked to commodities as described below. Adoption of the proposed uniform restrictions will enable a Fund to invest in commodities only in accordance with applicable law and with the Fund's investment policies as stated in the Fund's Prospectus and Statement of Additional Information.

  The MLAM Funds have obtained an exemptive order from the Securities and Exchange Commission (the "SEC") which, among other things, permits investment in the commodities markets to the extent such investment is limited to financial futures and options thereon for hedging purposes only. The terms of the exemptive order are slightly more restrictive than currently applicable law.

  Regulations of the Commodity Futures Trading Commission applicable to the Funds provide that futures trading activities, as described in a Fund's Prospectus and Statement of Additional Information, will not result in the Fund being deemed a "commodity pool operator" as defined under such regulations if the Fund adheres to certain restrictions. In particular, a MLAM Fund that may, as a matter of investment policy, purchase and sell futures contracts and options thereon may do so (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of such Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. In addition, certain of the MLAM Funds may invest in securities whose potential investment returns are based on the change in value of specific commodities.

  Subject to review by state blue sky regulators, and if approved by the shareholders, the above-listed restrictions will replace the fundamental investment restrictions for each Fund and, accordingly, will become the only fundamental investment restrictions under which each Fund will operate. If approved, the above restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding shares

(which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  Proposed Non-Fundamental Investment Restrictions. The Boards have adopted the following non-fundamental investment restrictions, subject to approval of the fundamental investment restrictions described above. Certain of the proposed non-fundamental restrictions are in substance similar or identical to current fundamental investment restrictions. Redesignating a restriction as non-fundamental allows the Board the flexibility to modify the restriction in response to changes in the securities markets or applicable law if the Board deems it in the best interest of the Fund and its shareholders to do so. Although future modification of a non-fundamental investment restriction would not require a shareholder vote, modification of these restrictions would require both (i) authorization by resolution by the Board and (ii) amendment of the Fund's Prospectus.

  Under the proposed non-fundamental investment restrictions, each Fund may not:

  A. PURCHASE SECURITIES OF OTHER INVESTMENT COMPANIES, EXCEPT TO THE EXTENT SUCH PURCHASES ARE PERMITTED BY APPLICABLE LAW.

  Commentary: A number of MLAM Funds currently state a restriction relating to securities of other investment companies as a fundamental, rather than a non-fundamental, restriction. In addition, a number of the restrictions currently in effect set forth specifically the applicable law. Applicable law currently allows a Fund to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
  (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

  Certain state blue sky regulations have excepted from the prohibition on purchases of securities of other investment companies purchases made in connection with a plan of merger, consolidation, reorganization, or acquisition, or purchases made in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than the customary broker's commission, is involved. This restriction is no longer required and has therefore been deleted from the proposed restriction.

  B. MAKE SHORT SALES OF SECURITIES OR MAINTAIN A SHORT POSITION EXCEPT TO THE EXTENT PERMITTED BY APPLICABLE LAW.

  Commentary: In a short sale, an investor sells a borrowed security and has a corresponding obligation to "cover" by delivering at a later date the identical security. In a short sale "against the box", an investor sells the securities short while either owning the same securities in the same amount or having the right to obtain securities to cover through, for example, the investor's ownership of warrants, options, or convertible securities. Certain MLAM Funds currently prohibit short sales under any circumstances; others are specifically authorized to engage in short sales "against the box".

  Under current applicable law, short sales are considered to involve the creation of senior securities. A Fund that includes short sales in its investment policies must secure its obligation to replace the borrowed security by depositing collateral in a segregated account in compliance with SEC guidelines which are described in the Fund's Prospectus. In addition, under the current blue sky laws of a certain state, Funds that sell short are limited so that the dollar amount of short sales at any one time may not exceed 25% of the net equity of the Fund and the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any issuer.

  Short sales "against the box" are not considered speculative sales and do not create senior securities. Funds that are not specifically authorized to engage in short sales "against the box" have not considered short sales "against the box" to be short sales for purposes of their investment restrictions. None of the Funds covered by this Proxy Statement, except Merrill Lynch Americas Income Fund, Inc., currently have the authority to make short sales.

  The majority of the MLAM Funds, as a matter of investment policy, do not enter into short sales of any kind. If the proposed investment restrictions are adopted, the MLAM Funds that currently are authorized to make short sales will continue to have that ability within the confines of applicable law; the MLAM Funds that are not currently authorized to make short sales will not make short sales unless and until such policy is amended by resolution of the Board and the Fund's Prospectus is amended.

  C. INVEST IN SECURITIES WHICH CANNOT BE READILY RESOLD BECAUSE OF LEGAL OR CONTRACTUAL RESTRICTIONS OR WHICH CANNOT OTHERWISE BE MARKETED, REDEEMED OR PUT TO THE ISSUER OR A THIRD PARTY, IF AT THE TIME OF ACQUISITION MORE THAN 15% OF ITS TOTAL ASSETS WOULD BE INVESTED IN SUCH SECURITIES. THIS RESTRICTION SHALL NOT APPLY TO SECURITIES WHICH MATURE WITHIN SEVEN DAYS OR SECURITIES WHICH THE BOARD OF [DIRECTORS OR TRUSTEES] OF THE FUND HAS OTHERWISE DETERMINED TO BE LIQUID PURSUANT TO APPLICABLE LAW.

  Commentary: Certain MLAM Funds limit investment in restricted and illiquid securities to 5% or 10% of Fund assets. Under the Investment Company Act, open-end investment companies are required to determine net asset value and offer redemption on a daily basis with payment to follow within seven days. In order to ensure that adequate cash is available at all times to cover redemptions, a Fund is required to limit its investments in securities deemed illiquid to 15% of the Fund's net assets.

  Under current applicable law, an illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. The types of securities that will be considered illiquid will vary over time based on changing market conditions and regulatory interpretations.

  In accordance with the most restrictive state blue sky regulations currently in effect, a Fund whose shares are registered or qualified for sale in such state may invest no more than 10% of its total assets in illiquid securities. It is possible that such state interpretation will be relaxed in the future to enable a Fund to invest up to 15% of its total assets in illiquid securities. In addition, certain states consider investment of more than 5% of a Fund's total assets in illiquid securities to be speculative and require special disclosure in a Fund's Prospectus with respect thereto.

  Under current SEC interpretations, a Fund may purchase, without regard to the foregoing 10% (or 15%) limitation, securities which are not registered under the Securities Act of 1933, as amended (the "Securities Act"), provided that they are determined to be liquid pursuant to guidelines and procedures established by the Board. Included among such securities are foreign securities traded in a foreign securities market and securities which can be offered and sold to

  "qualified institutional buyers", as defined in Rule 144A under the Securities Act ("Rule 144A Securities"). Certain MLAM Funds do not permit the Board the discretion to invest in Rule 144A Securities.

  The proposed investment restriction would increase the Funds' flexibility with respect to the amount of securities deemed illiquid in which the Fund may invest up to the current SEC limit, assuming that the Fund is not otherwise limited with respect to investment in illiquid securities. A Fund, in its Prospectus and Statement of Additional Information, may limit investment in illiquid securities to a percentage of less than 15%, pursuant to state blue sky regulations or for other reasons.

  Current applicable law does not require a Fund to state its limitation on investment in illiquid securities as a fundamental policy; however, a number of MLAM Funds currently state their limitations on illiquid securities as a fundamental, rather than a non-fundamental, restriction.

  D. INVEST IN WARRANTS IF, AT THE TIME OF ACQUISITION, ITS INVESTMENTS IN WARRANTS, VALUED AT THE LOWER OF COST OR MARKET VALUE, WOULD EXCEED 5% OF THE FUND'S TOTAL ASSETS; INCLUDED WITHIN SUCH LIMITATION, BUT NOT TO EXCEED 2% OF THE FUND'S TOTAL ASSETS, ARE WARRANTS WHICH ARE NOT LISTED ON THE NEW YORK STOCK EXCHANGE OR AMERICAN STOCK EXCHANGE OR A MAJOR FOREIGN EXCHANGE. FOR PURPOSES OF THIS RESTRICTION, WARRANTS ACQUIRED BY THE FUND IN UNITS OR ATTACHED TO SECURITIES MAY BE DEEMED TO BE WITHOUT VALUE./2/



  Commentary: Certain MLAM Funds currently prohibit investment in warrants; others impose limitations that are as restrictive or more restrictive than the proposed restriction. If a Fund is otherwise authorized to invest in warrants as a matter of investment policy, such Fund will now be subject to the limitation set forth in proposed non-fundamental investment restriction (d). A Fund that is currently prohibited from investing in warrants as a matter of investment policy will not invest in warrants unless and until such policy is amended by resolution of the Board and the Fund's Prospectus is amended.

  E. INVEST IN SECURITIES OF COMPANIES HAVING A RECORD, TOGETHER WITH PREDECESSORS, OF LESS THAN THREE YEARS OF CONTINUOUS OPERATION, IF MORE THAN
- ------------

/2/To the extent that a MLAM Fund has broader authority to invest in warrants, it will continue to be subject to its present restriction. None of the Funds covered by this Proxy Statement, except Merrill Lynch EuroFund and Pacific Fund, presently has broader authority to invest in warrants.

5% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN SUCH SECURITIES. THIS RESTRICTION SHALL NOT APPLY TO MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES OR OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

  Commentary: The proposed restriction, which addresses investment by a Fund in "unseasoned issuers", is in substance identical to the applicable restriction in effect for certain MLAM Funds; however, a number of MLAM Funds state this restriction as a fundamental, rather than a non-fundamental, restriction.

  Restrictions on unseasoned issuers are determined primarily by state blue sky regulations. While several states have more lenient restrictions concerning investment in the securities of unseasoned issuers (i.e., up to 15%), the most restrictive state limitation is currently 5%. Applicable state blue sky regulations do not require that entities with less than three years of continuous operation that issue mortgage-backed securities, asset-backed securities or obligations supported by the U.S. Government, its agencies or instrumentalities be included in the definition of "unseasoned issuers". There is no federal limitation concerning investment in unseasoned issuers.

  F. PURCHASE OR RETAIN THE SECURITIES OF ANY ISSUER, IF THOSE INDIVIDUAL OFFICERS AND DIRECTORS OF THE FUND, THE OFFICERS AND GENERAL PARTNER OF THE INVESTMENT ADVISER, THE DIRECTORS OF SUCH GENERAL PARTNER OR THE OFFICERS AND DIRECTORS OF ANY SUBSIDIARY THEREOF EACH OWNING BENEFICIALLY MORE THAN ONE-HALF OF ONE PERCENT OF THE SECURITIES OF SUCH ISSUER OWN IN THE AGGREGATE MORE THAN 5% OF THE SECURITIES OF SUCH ISSUER.

  Commentary: The proposed restriction, which addresses investment by a Fund in securities of an issuer in which management of the Fund owns shares, is in substance similar to the applicable restriction in effect for certain MLAM Funds; however, a number of MLAM Funds currently state this restriction as a fundamental, rather than a non-fundamental, restriction.

  Restrictions on these types of investments are determined primarily by state blue sky regulations. Certain MLAM Funds' current investment restrictions apply to the Investment Adviser or any "affiliate" thereof, which would make the restriction applicable to ML & Co. and any entity controlled by ML & Co. The proposed restriction reflects currently applicable law and applies only to MLAM and certain affiliates.

  G. INVEST IN REAL ESTATE LIMITED PARTNERSHIP INTERESTS OR INTERESTS IN OIL, GAS OR OTHER MINERAL LEASES, OR EXPLORATION OR DEVELOPMENT PROGRAMS, EXCEPT THAT THE FUND MAY INVEST IN SECURITIES ISSUED BY COMPANIES THAT ENGAGE IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT ACTIVITIES.

  Commentary: Restrictions with respect to these types of investments are determined primarily by state blue sky regulations. The proposed restriction is in substance similar to the applicable restriction in effect for each MLAM Fund; however, a number of MLAM Funds state this restriction, in whole or in part, as a fundamental, rather than a non-fundamental, restriction.

  H. WRITE, PURCHASE OR SELL PUTS, CALLS, STRADDLES, SPREADS OR COMBINATIONS THEREOF, EXCEPT TO THE EXTENT PERMITTED IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME.

  Commentary: The proposed restriction is in substance similar to the applicable restriction in effect for each MLAM Fund authorized to engage in these types of transactions, except that certain MLAM Funds impose specific percentage limitations in the investment restriction on the investments. A number of MLAM Funds state this restriction as a fundamental, rather than a non-fundamental, restriction.

  If the proposed restrictions are approved, MLAM Funds that currently are authorized to engage in puts, calls, straddles, spreads and combinations thereof will be subject to the proposed restriction and will continue to engage in such transactions to the extent set forth in the Fund's Prospectus and Statement of Additional Information. MLAM Funds that are not currently authorized to engage in these types of transactions would not be permitted to engage in such transactions unless and until the Board determines to establish an investment policy in this regard and the Fund's Prospectus is amended.

                                   PROPOSAL 4

                 APPROVAL OR DISAPPROVAL OF A CHARTER AMENDMENT
                    IN CONNECTION WITH THE IMPLEMENTATION OF
                   THE MERRILL LYNCH SELECT PRICINGSM SYSTEM

DESCRIPTION OF THE SELECT PRICING SYSTEM

  General. In 1988, MLAM developed a two-class distribution system pursuant to which investors may choose to purchase Class A shares of a

Fund with a front-end sales charge or Class B shares with a contingent deferred sales charge ("CDSC") and ongoing distribution fees (the "Dual Distribution System"). The Dual Distribution System was among the first in the mutual fund industry to offer investors alternative sales charge arrangements within the same Fund.

  On April 12, 1994, the SEC issued an exemptive order permitting certain MLAM-advised mutual funds to issue multiple classes of shares (the "Order"). The Order permits each Fund to create an unlimited number of classes of shares to expand the types of sales charge arrangements available to Fund investors without otherwise affecting investment in the Fund. In this regard, the Funds intend to implement the Select Pricing System, under which eligible investors may choose from different sales charge alternatives in four classes of shares.

  At its meeting held August 4, 1994, the Board approved the manner in which shares of each class will be offered and sold under the Select Pricing System, as described in detail below. The specific amounts of the sales charges, and account maintenance and distribution fees for each Fund are set forth in Exhibit A. Although the Funds currently intend to implement the Select Pricing System as described herein, changes may be made to the distribution arrangements of any class at any time; however, changes will not be made to the terms of the Select Pricing System as it applies to any Fund unless and until
(i) the Board of the Fund explicitly authorizes, by resolution, any change in the terms and (ii) the Prospectus of the Fund is amended to reflect the change. Changes to the Select Pricing System ordinarily would not require a vote of the shareholders of a Fund, except in certain circumstances necessitating a charter amendment or in which fees paid by existing shareholders pursuant to Rule 12b-1 under the Investment Company Act ("Rule 12b-1") are increased.

  Upon implementation of the Select Pricing System, (i) each holder of Class A shares will continue to hold Class A shares except that Class A shares of nine of the mutual funds advised by MLAM will be redesignated Class D (see "Redesignation of Shares of Certain MLAM-Advised Funds" below) and (ii) each holder of Class B shares will continue to hold Class B shares except that Class B shares of Merrill Lynch Fundamental Growth Fund, Inc. will be redesignated Class C shares and certain Class B shares will convert to Class D shares pursuant to the conversion feature of the Class B shares (see "Redesignation of Shares of Certain MLAM-Advised Funds" and "Class B" below). The Class A and Class B shares held after the implementation of the Select Pricing System will have the rights, privileges and features described herein. Any holder may, prior to the implementation of the Select Pricing System, exchange or redeem his shares in accordance with the rights, privileges, designations and preferences currently in effect.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Select Pricing System, followed by a more detailed description each of class.


                                      ACCOUNT
                 SALES              MAINTENANCE       DISTRIBUTION        CONVERSION
  CLASS         CHARGE                  FEE               FEE               FEATURE
- --------------------------------------------------------------------------------------
    A*          Maximum                 No                 No                 No
                 5.25%
            front-end sales
               charge**
- --------------------------------------------------------------------------------------
    B          CDSC for               Maximum           Maximum            B shares
             periods of up             0.25%             0.75%           convert to D
           to 4 years, at a                                                 shares
             maximum rate                                                automatically
            of 4.0% during                                                   after
            the first year,                                               Conversion
              decreasing                                                    Period
             1.0% annually
                to 0.0%
- --------------------------------------------------------------------------------------
    C          1.0% CDSC              Maximum           Maximum               No
             for one year              0.25%             0.75%
- --------------------------------------------------------------------------------------
    D           Maximum               Maximum              No                 No
                 5.25%                 0.25%
            front-end sales
               charge**


- ------------
*    Offered only to eligible investors. See "Class A" below.
** Certain Class A and Class D purchases will be subject to a maximum 1.0% CDSC for one year. See "Class A" and "Class D" below.

Class A: Class A shares will be sold subject to a front-end sales charge and will bear no ongoing distribution or account maintenance fees. For most Funds, the front-end sales charge on purchases of Class A shares under the Select Pricing System will be lower than the front-end sales charge currently imposed on Class A shares. Class A shares will be offered to a limited group of investors. Investors that currently own Class A shares of a Fund in an account will be entitled to purchase additional Class A shares of that Fund in that account. Class A shares also will be offered to certain retirement plans. In addition, Class A shares will be offered to directors and employees of ML & Co. and its subsidiaries, Board members and members of the Boards of other MLAM-advised mutual funds and participants in certain investment programs. Class A shares also will be issued on reinvestment of dividends paid on Class A shares.

    Exchange Privilege. THE EXCHANGE PRIVILEGE FOR CLASS A SHAREHOLDERS WILL BE MODIFIED UNDER THE SELECT PRICING SYSTEM MAKING IT MORE RESTRICTIVE THAN PRESENTLY EXISTS. Under the Select Pricing System, Class A shareholders may exchange Class A shares of one Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second Fund in his account in which the exchange is made at the time of the exchange. If the Class A shareholder wants to exchange his Class A shares for shares of a second Fund, and the shareholder does not hold Class A shares of the second Fund in his account at the time of the exchange, the shareholder will receive Class D shares of the second Fund as a result of the exchange. Class A or Class D shares may be exchanged for Class A shares of a second Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second Fund in the account in which the exchange is made.

    For example, a shareholder owns 50 Class A shares of Merrill Lynch Basic Value Fund, Inc. ("Basic Value") and 50 Class A shares of Merrill Lynch World Income Fund, Inc. ("World Income") in his personal account and 50 Class A shares of Pacific Fund in his individual retirement account ("IRA"). In his personal account, the shareholder eliminates his position in Basic Value by exchanging 25 shares of Basic Value for shares of equivalent value of World Income and 25 shares of Basic Value for shares of equivalent value of Pacific. The shareholder will receive Class A shares of World Income, because he holds World Income Class A shares in his personal account at the time of the exchange, and he will receive Class D shares of Pacific Fund, because although he owns Pacific Fund Class A shares, he does not hold them in his personal account. Similarly, if the shareholder decides to exchange back into Basic Value, he will receive Class D shares, because he no longer holds Class A shares of Basic Value in his personal account.

    In his IRA, if the investor decides to exchange 25 Class A shares of Pacific for shares of equivalent value of Merrill Lynch Fund for Tomorrow, Inc. ("Fund for Tomorrow"), he will receive Class D shares of Fund for Tomorrow, because he holds no Class A shares of Fund for Tomorrow in his IRA. If he decides, however, to exchange back into Pacific, he can receive Class A shares of Pacific as long as he still holds any Class A shares of Pacific in his IRA at the time of the exchange.

    Class A shareholders also may exchange Class A shares for shares of certain MLAM-advised money market funds. For further information regarding the Select Pricing System exchange privilege, see
    "Exchange Privilege" below.

    Reduced initial sales charges. Class A investors may qualify for reduced initial sales charges through a right of accumulation taking into account an investor's holdings of all classes of all MLAM-advised funds. See "Right of Accumulation" below. Under a right of accumulation, certain Class A shareholders who purchase or accumulate Class A shares, together with Class B, Class C and Class D shares, of any MLAM-advised funds which aggregate at least $1 million also qualify to add to their investment in Class A shares of a Fund without the imposition of a front-end sales charge. Although these investors will not be subject to a front-end sales charge, they will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase.

    Redesignation of Class A Shares. Class A shares outstanding on the date of the implementation of the Select Pricing System (the "Implementation Date") that are subject to ongoing account maintenance fees automatically will be redesignated Class D shares. The following Funds covered by this Proxy Statement currently have Class A shares that will be redesignated as Class D shares on the Implementation Date: Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc. and Merrill Lynch Short-Term Global Income Fund, Inc. The redesignation of the Class A shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. See "Redesignation of Shares of Certain MLAM-Advised Funds" below.

Class B: Class B shares will be sold on a deferred sales charge basis. Class B shares do not incur a front-end sales charge, but they are subject to a maximum ongoing 0.25% account maintenance fee, an ongoing distribution fee and a CDSC for periods of up to four years.

    Conversion of Class B Shares to Class D Shares. After a set time period (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee but no distribution fee. Automatic conversion of Class B shares into Class D shares will occur at least once a month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

    In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding.

    In general, Class B shares of equity Funds will convert approximately eight years after initial purchase, and Class B shares of fixed income Funds will convert approximately ten years after initial purchase. Specific Conversion Periods for each Fund are set forth in Exhibit A. If during the Conversion Period a shareholder exchanges Class B shares with a ten-year Conversion Period for Class B shares with an eight-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be "tacked" onto the holding period for the shares acquired. The Conversion Period for certain retirement plans will be modified as described under "Proposed Charter Amendment--Class B Retirement Plans" below.

    The Class B distribution fee is subject to the limitations on asset-based sales charges imposed by the National Association of Securities Dealers, Inc. (the "NASD"), as voluntarily modified by MLFD. See "Limitations on Asset-Based Sales Charges" below.

    Exchange Privilege. Class B shareholders may exchange Class B shares of the Fund for Class B shares of any MLAM-advised mutual fund as well as for shares of certain MLAM-advised money market funds. See "Exchange Privilege" below.

    Redesignation of Class B Shares. Class B shares of Merrill Lynch Fundamental Growth Fund, Inc. outstanding on the Implementation Date automatically will be redesignated Class C shares. This redesignation of Class B shares to Class C shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. See "Redesignation of Shares of Certain MLAM-Advised Funds" below.

Class C: Class C shares will not incur a front-end sales charge when purchased, but Class C shares are subject to a maximum ongoing 0.25% account maintenance fee and an ongoing distribution fee. In the case of fixed income Funds, the Class C distribution fees will be different from the Class B distribution fees of a particular Fund. In the case of equity Funds, Class C distribution fees will equal Class B distribution fees. Class C shares are sold subject to a CDSC of 1.0% for one year. The Class C distribution fee will be charged indefinitely subject to approval of the continuance of the Fund's Class C Distribution Plan pursuant to Rule 12b-1 and the limitations on asset-based sales charges imposed by the NASD. See "Limitations on Asset-Based Sales Charges" below.

    Exchange Privilege. Class C shareholders may exchange Class C shares of the Fund for Class C shares of any MLAM-advised mutual fund as well as shares of certain MLAM-advised money market funds. See "Exchange Privilege" below.

Class D: Class D shares will be sold subject to a front-end sales charge which will be identical to the front-end sales charge imposed on Class A shares under the Select Pricing System. Class D shares are charged a maximum ongoing 0.25% account maintenance fee but are not subject to an ongoing distribution fee.

    Reduced Initial Sales Charges. Class D investors may qualify for reduced initial sales charges through a right of accumulation taking into account each investor's holdings in Class A, Class B, Class C and Class D shares of any MLAM-advised fund. See "Right of Accumulation" below. Under a right of accumulation, certain investors who purchase or accumulate at least $1 million in Class A, Class B, Class C and/or Class D shares of any MLAM-advised fund will not be subject to a front-end sales charge upon the purchase of Class D shares; however, they will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase.

    Exchange Privilege. Class D shareholders may exchange Class D shares of one Fund for Class D shares of any MLAM-advised mutual fund. If the shareholder holds any Class A shares of the second Fund in his account at the time of the exchange, he may exchange Class D shares for Class A shares of the second Fund. Class D shareholders also may exchange Class D shares of the Fund for shares of certain MLAM-advised money market funds. See "Exchange Privilege" below.

    Class D shares also will be issued upon conversion of Class B shares after the Class B Conversion Period, as more fully described below.

  MLAM developed the Dual Distribution System to provide investors with the alternative within the same Fund of purchasing shares pursuant to either the front-end sales charge method or the deferred sales charge method. The Select Pricing System was developed to expand the alternatives available under the Dual Distribution System by providing investors with additional distribution alternatives. These alternative sales arrangements permit the investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the investor's purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

  Front-End Sales Charge Alternatives. Investors who prefer a front-end sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the front-end sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced front-end sales charges may find the front-end sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial front-end sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Funds, those previously purchased Class A shares, as well as any Class B, Class C or Class D shares acquired, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new front-end sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the front-end sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  The benefit of an initial sales charge waiver for investors who purchase at least $1 million in Class A, Class B, Class C or Class D shares of any MLAM-advised Funds may be offset to the extent the shareholder must pay a CDSC on shares redeemed in less than one year.

  Deferred Sales Charge Alternatives. Investors that do not qualify for a reduction of front-end sales charges may prefer the deferred sales charge alternatives, because while Class A and Class D initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution charges potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after the Conversion Period and thereafter will be subject to significantly lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. In making this decision, Class B purchasers will take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the Conversion Period and thereby take advantage of the reduction in ongoing fees. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their funds invested initially and they are uncertain as to the amount of time they intend to hold the shares. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, Class B shares are further limited under a MLFD voluntary waiver of asset-based sales charges. See "Limitations on Asset-Based Sales Charges" below.

                           ------------------------

  Each Class A, Class B, Class C and Class D share of a Fund will represent identical interests in the investment portfolio of the Fund and have the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fee and Class B and Class C shares also bear the expenses of the ongoing distribution fee and the additional incremental transfer agency costs resulting from the deferred sales charge arrangement. Class B, Class C and Class D shares have exclusive voting rights with respect to the distribution plan adopted pursuant to Rule 12b-1 applicable to each respective class. Each class also has different exchange privileges. The deferred sales charges that are imposed on Class B and Class C shares will be imposed directly and respectively against those classes and not against all assets of the Fund, and accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option.

  The implementation of the Select Pricing System will not adversely affect the net asset value of a current shareholder's investment in the Fund. Outstanding shares will not be subject to any charge as a result of the reclassification. Two new and separate classes will be added, having no adverse effect on the shares that are issued and outstanding; however, the creation of Class D will provide a significant benefit to Class B shareholders as described herein.

  Exchange Privilege. As previously stated, investors who hold Class A shares of a Fund in an account will be entitled, subsequent to the Implementation Date, to purchase additional Class A shares of that Fund in that account only. Current Class A shareholders that do not qualify to purchase Class A shares under the Select Pricing System and wish to exchange their Class A shares for shares of a second Fund will receive Class A shares of that Fund only if such shareholder owned Class A shares of the second Fund on the date of the exchange. Otherwise, shareholders that do not qualify to purchase Class A shares under the Select Pricing System will receive Class D shares in exchange for Class A shares after the Implementation Date. Investors will have the right to exchange Class D shares for Class A shares of any Fund held in the account, provided that Class A shares of the Fund acquired in the exchange are held in the account at the time of the exchange.

  Class A and Class D shares also will be exchangeable for shares of certain money market funds specifically designated as available for exchange by holders of Class A or Class D shares. The period of time that Class A or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed in connection with a reduced initial sales charge purchase.

  Class B and Class C shares will be exchangeable only with shares of the same class of other mutual funds advised by MLAM as well as certain money market funds specifically designated as available for exchange by holders of Class B or Class C shares. The period of time that Class B or Class C shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of the CDSC for Class B or Class C shares or the Conversion Period for Class B shares.

  Right of Accumulation. Under the Select Pricing System, reduced sales charges will be applicable through a right of accumulation under which eligible investors are permitted to purchase Class A or Class D shares of a Fund at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then net asset value or cost, whichever is higher, of the purchaser's combined holdings of Class A, Class B, Class C and Class D shares of the Fund and of any other Fund with an initial sales charge for which MLFD is the distributor.

  Redesignation of Shares of Certain MLAM-Advised Funds. The following nine Funds currently offer Class A shares subject to an account maintenance fee:
Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc. and Merrill Lynch Short-Term Global Income Fund, Inc. In order to continue the same sales charge and account maintenance fee arrangements on these Class A shares, on the Implementation Date, Class A shares of those Funds will be automatically redesignated Class D shares. Subsequent to the Implementation Date, reinvestment of dividends paid on these redesignated Class A shares will be in Class D shares.

  Outstanding Class B shares of Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth"), which currently are subject to the same CDSC, account maintenance fee and distribution fee as Class C shares will be under the Select Pricing System, will be automatically redesignated Class C shares on the Implementation Date. Subsequent to the Implementation Date, reinvestment of dividends paid on these redesignated Class B shares of Fundamental Growth will be in Class C shares.

  Redesignation of shares of any Fund in connection with the implementation of the Select Pricing System will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  Limitations on Asset-Based Sales Charges. Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD. As applicable to the Funds, the NASD rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B or Class C shares (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). The maximum allowable payments under the NASD rule is referred to as the "NASD maximum". Aggregate distribution fee payments on Class C shares will be limited in accordance with the NASD maximum.

  With respect to Class B shares, MLFD has agreed voluntarily to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to MLFD (referred to as the "Class B voluntary maximum") is 6.75% of eligible gross sales. MLFD retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the Class B voluntary maximum, in the case of Class B shares, or the NASD maximum, in the case of Class C shares, the Fund will not make further payments of the distribution fee, and any CDSCs will be paid to the Fund rather than to MLFD; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the Class B voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD maximum will not be made.

PROPOSED CHARTER AMENDMENT

  On August 4, 1994, the Board approved the Select Pricing System and a related amendment to the Fund's charter. The proposed amendment to the charter, among other things, will enable each Fund to institute the Class B to Class D automatic conversion feature which is integral to the implementation of the Select Pricing System. In addition, while the Fund's charter permits the Board to reclassify unissued shares into additional classes, the proposed amendment to the Fund's charter also will permit the Board to institute automatic conversion features with respect to all classes by reclassifying issued shares of the Fund into additional classes at a future date.

  Class B Retirement Plans. Certain shareholders of the Fund purchased Class B shares through retirement plans. These purchases qualified for a waiver of the CDSC normally imposed on purchases of Class B shares under exemptive orders and a no-action letter granted by the SEC.

Retirement plans holding Class B shares purchased without a CDSC are herein referred to as "Class B Retirement Plans". Since these Class B shares were sold without a CDSC, there was heretofore no reason to track the length of time that such shares were held, and therefore Class B Retirement Plan shares cannot be converted to Class D shares in the same manner as other Class B shares.

  To ensure that both the Class B Retirement Plan shareholders and the other Class B shareholders are treated fairly under the Select Pricing System, the proposed charter amendment provides that rather than imposing the usual Class B Conversion Periods which apply to the shares, a ten-year Conversion Period will be applied to each Class B Retirement Plan. After the Implementation Date, the Class B Retirement Plans will continue to purchase Class B shares without a CDSC. When the first share purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between the Funds and the plan was established), all Class B shares of all Funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate Funds. Subsequent to such conversion, that retirement plan will be sold Class D shares of the appropriate Funds.

  Text of Proposed Charter Amendment. Each Fund's state of organization is set forth in Exhibit A. With respect to the Funds that are Maryland corporations, the charter will be amended to add the following provision:

    The Board of Directors may classify and reclassify any issued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of such issued shares. The Board's authority pursuant to this paragraph shall include, but not be limited to, the power to vary among all the holders of a particular class or series (a) the length of time shares must be held prior to reclassification to shares of another class or series (the "Holding Period(s)"), (b) the manner in which the time for such Holding Period(s) is determined and (c) the class or series into which the particular class or series is being reclassified; provided, however, that, subject to the first sentence of this section, with respect to holders of the Corporation's shares issued on or after the date of the Corporation's first effective prospectus which sets forth Holding Period(s) (the "First Holding Period Prospectus"), the Holding Period(s), the manner in which the time for such Holding Period(s) is determined and the class or series into which the particular class or series is being reclassified shall be disclosed in the Corporation's prospectus or statement of additional information in effect at the time such shares, which are the subject of the reclassification, were issued; and provided, further, that, subject to the first sentence of this section, with respect to holders of the Corporation's Class B shares issued prior to the date of the Corporation's First Holding Period Prospectus, the Holding Period shall be ten (10) years for retirement plan (as recognized by the Internal Revenue Code of 1986, as amended from time to time) holders of issued Class B shares purchased without a contingent deferred sales charge (a "CDSC-Waived Retirement Plan") and shall be the Holding Period set forth in the Corporation's First Holding Period Prospectus, for all other holders of issued Class B shares; Class B shares held by a CDSC-Waived Retirement Plan shall be reclassified to Class D shares in the month following the month in which the first Class B share of any mutual fund advised by Merrill Lynch Asset Management, L.P., Fund Asset Management, L.P., or their affiliates or successors, held by such CDSC-Waived Retirement Plan has been held for the ten (10) year Holding Period established by the Corporation's Board of Directors for such CDSC-Waived Retirement Plan Class B shareholder; and the Class B shares of every shareholder other than CDSC-Waived Retirement Plans shall be reclassified to Class D shares in the month following the month in which such shares have been held for the Holding Period established by the Corporation's Board of Directors for shareholders other than CDSC-Waived Retirement Plans in the Corporation's First Holding Period Prospectus.

  With respect to the Funds that are Massachusetts business trusts, Sections 6.1, 6.2 or 6.3 (certain Funds may differ as to the enumeration of the same paragraph) and 10.1 of the charters generally will be amended as follows (changes are underlined):

    6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, par value $0.10 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees, in their discretion, without a vote of the Shareholders, may divide the shares of beneficial interest into classes. In such event, each class shall represent interests in the Trust property and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related directly or indirectly to the distribution of the shares of a class may be borne solely by such class (as shall be determined by the Trustees) and, as provided in Section 10.1, a class may have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class. The bearing of such expenses solely by a class of Shares shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividend and liquidation rights of the Shares of such class. The Trustees may provide that shares of a class will be exchanged for shares of another class without any act or deed on the part of the holder of shares of the class being exchanged, whether or not shares of such class are issued and outstanding, all on terms and conditions as the Trustees may specify. The Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding shares of beneficial interest. The division of the Shares into classes and the terms and conditions pursuant to which the Shares of the classes will be issued must be made in compliance with the 1940 Act.* All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable.

    [6.2. or 6.3.] Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified

- ------------

 * In the case of Merrill Lynch Global Bond Fund for Investment and Retirement, the following sentence currently appears at this location and would be deleted if the proposed uniform amendment were approved: "No division of Shares into classes shall result in the creation of a class of Shares having a preference as to dividends or distributions or a preference in the event of any liquidation, termination or winding up of the Trust".

  by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with
  Section 6.1).**

    10.1. Voting Powers. The Shareholders shall have power to vote (i) for the removal of Trustees as provided in Section 2.3; (ii) with respect to any advisory or management contract as provided in Section 4.1; (iii) with respect to the amendment of this Declaration as provided in Section 11.3; (iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust; and (v) with respect to such additional matters relating to the Trust as may be properly submitted for Shareholder approval. If the Shares of a Series shall be divided into classes as provided in Article VI hereof, the Shares of each class shall have identical voting rights except that the Trustees, in their discretion, may provide a class with exclusive voting rights with respect to matters related to expenses being borne solely by such class whether or not shares of such class are issued and outstanding.+

  Implementation of the Select Pricing System is conditioned upon approval of the charter amendment by all shareholders of the Fund, voting as a single class, as well as by existing Class B shareholders, voting as a separate class. On August 4, 1994, the Board approved the proposed charter amendment. The Board recommends that the shareholders approve the charter amendment.
- ------------

** In the case of Merrill Lynch International Equity Fund, the last part of this sentence currently reads slightly differently as follows: "appraisal (except for rights of appraisal specified in Section 11.4), conversion or exchange rights, except as the Trustees may determine with respect to any class of Shares".

 + In the case of Merrill Lynch International Equity Fund, the last part of this sentence currently reads slightly differently as follows: "class, or expenses being borne solely by a class into which such class automatically converts". Such sentence is also followed by additional sentences which will not be changed by the proposed amendment. In the case of Merrill Lynch Global Bond Fund for Investment and Retirement, references to certain specific sections are currently preceded by the phrase "as may be provided in" instead of "as provided in" used in the proposed amendment.

                     (PACIFIC FUND SHAREHOLDERS ONLY)

                                PROPOSAL 4

  PROPOSAL TO CHANGE PACIFIC FUND'S INVESTMENT POLICY FROM BEING A DIVERSIFIED
                      FUND TO BEING A NON-DIVERSIFIED FUND

  Pacific Fund currently is subject to an investment restriction prohibiting investment in securities of any one issuer (other than the Government of Japan, the United States Government, their agencies and instrumentalities) if immediately after and as a result of such investment the market value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value. As a result, Pacific Fund is classified as a diversified company under the Investment Company Act.

  Under present law, a mutual fund can still be classified as a diversified company yet meet less stringent conditions. Current applicable law regarding diversification of assets requires that with respect to 75% of its total assets, a diversified mutual fund may not invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or acquire more than 10% of the voting securities of any one issuer. The U.S. Government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of these limitations. At one time, applicable state securities regulations applied the diversification restriction to 100% of a mutual fund's assets, thereby prohibiting an investment company, such as Pacific Fund, from investing more than 5% of total assets in a single issuer or from holding more than 10% of the voting securities of a single issuer; however, these state regulation imposed limitations have been eliminated.

  It is proposed that the Fund's shareholders approve changing the Fund's investment policy from being a diversified fund to being a non-diversified fund for purposes of the Investment Company Act. As a non-diversified fund, the Fund would not be subject to the above described investment restriction. A "non-diversified" mutual fund is able to invest more than 5% of the value of its assets in the obligations of a single issuer subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify under the Code, the Fund must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of
the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Foreign government securities (unlike U.S. Government securities) are not exempt from the diversification requirements of the Code.

  Changing from a diversified to a non-diversified fund would increase the flexibility with which MLAM could manage the Fund's assets. However, to the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than would be a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in an issuer's financial condition or in the market's assessment of the issuers. The proposed change in the Fund's investment policy requires the approval of shareholders of Pacific Fund voting as a single class. The Board recommends that Pacific Fund's shareholders approve this change.

                                     * * *

                 OTHER PERTINENT INFORMATION REGARDING THE FUND

INFORMATION CONCERNING MLAM

  Effective January 1, 1994, MLAM was reorganized as a Delaware limited partnership. MLAM is owned and controlled by ML & Co., and the general partner of MLAM is Princeton Services, Inc. ("Princeton Services"), a wholly-owned subsidiary of ML & Co. The reorganization did not result in a change of management of MLAM, in any of its personnel, or in an adverse change in its financial condition. Prior to the reorganization, MLAM (which was known as Merrill Lynch Investment Management, Inc. and which did business as Merrill Lynch Asset Management) was a Delaware corporation. MLAM was a wholly-owned subsidiary of ML & Co.

  MLFD, an affiliate of MLAM, acts as distributor of the Fund's shares. MLAM, Princeton Services and MLFD are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML & Co. is located at 250 Vesey Street, New York, New York 10281.

  MLAM and its affiliate, FAM, act as the investment adviser to more than 100 registered investment companies. In addition, MLAM offers portfolio management and portfolio analysis services to individuals and institutions.

  The Investment Adviser's audited balance sheet for the fiscal year ended December 31, 1993 is set forth in Exhibit B.

  The following table sets forth the name, title and principal occupation of the principal executive officer of MLAM and the directors of Princeton Services, the general partner of MLAM.

        NAME*             TITLE            PRINCIPAL OCCUPATION
        -----             -----            --------------------
 Arthur Zeikel...... President and Chief   President and Chief
                     Investment Officer    Investment Officer
                     of MLAM and FAM and   of MLAM and FAM;
                     Director of           Executive Vice
                     Princeton Services    President of ML &
                                           Co.; President of
                                           Princeton Services
 Terry K. Glenn..... Executive Vice        Executive Vice
                     President of MLAM     President of MLAM
                     and FAM and           and FAM; Executive
                     Director of           Vice President of
                     Princeton Services    Princeton Services
 Philip L. Kirstein. Senior Vice           Senior Vice
                     President and         President and
                     General Counsel of    General Counsel of
                     MLAM and FAM and      MLAM and FAM;
                     Director of           Senior Vice
                     Princeton Services    President of
                                           Princeton Services

- ------------
* Mr. Zeikel is presently a Board member of the Fund. The address of Messrs. Zeikel, Glenn and Kirstein is P.O. Box 9011, Princeton, New Jersey 08543-9011, which is also the address of MLAM.

TERMS OF INVESTMENT ADVISORY AGREEMENT

  The Investment Advisory Agreement provides that, subject to the direction of the Board, the Investment Adviser is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board. The Investment Adviser provides the portfolio managers for the Fund who consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions and place transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

  Sub-Advisory Arrangements. MLAM has entered into separate sub-advisory agreements (each a "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of MLAM, pursuant to which MLAM U.K. provides investment advisory services to MLAM with respect to each of the following
Funds: Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc.; Merrill Lynch International Equity Fund; and Merrill Lynch Short-Term Global Income Fund, Inc. MLAM U.K., a corporation organized under the laws of England and Wales, offers portfolio management and portfolio analysis services to individuals and institutions and has its principal office located at Ropemaker Place, 25 Ropemaker Street, 1st Floor, London EC2Y 9LY, England. MLAM U.K.'s audited balance sheet for the fiscal year ended December 31, 1993 is set forth in Exhibit B.

  The following table sets forth the name, title and principal occupation of the principal executive officer and each director of MLAM U.K.:

                NAME*                         TITLE        PRINCIPAL OCCUPATION
                -----                         -----        --------------------
Arthur Zeikel......................... Director and        President and Chief
                                       Chairman            Investment Officer
                                                           of MLAM and FAM;
                                                           Executive Vice
                                                           President of ML &
                                                           Co.; President of
                                                           Princeton Services
Alan J. Albert........................ Senior Managing     Vice President of
                                       Director            the Manager
Terry K. Glenn........................ Director            Executive Vice
                                                           President of MLAM
                                                           and FAM; Executive
                                                           Vice President of
                                                           Princeton Services
Adrian C. Holmes...................... Managing Director   None
Andrew John Bascand................... Director            Senior Economist,
                                                           A.M.P. Asset
                                                           Management plc from
                                                           1992 to 1993

                NAME*                         TITLE        PRINCIPAL OCCUPATION
                -----                         -----        --------------------
Robert M. Ryan........................ Director            Vice President,
                                                           Institutional
                                                           Marketing, Debt and
                                                           Equity Group,
                                                           Merrill Lynch
                                                           Capital Markets
                                                           from 1989 to 1994
Stephen J. Yardley.................... Director            None

- ------------

* Mr. Zeikel is presently a Board member of the Fund. The address of Messrs. Zeikel, Glenn, Bascand, Ryan and Yardley is Ropemaker Place, 25 Ropemaker Street, 1st Floor, London EC2Y 9LY, England, which is also the address of MLAM U.K.

  Securities held by the Fund also may be held by or be appropriate investments for other funds or clients (collectively referred to as "clients") for which MLAM or MLAM U.K. acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for the Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  Investment Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Fund, the Investment Adviser receives from the Fund at the end of each month a fee calculated as an annual percentage of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund minus the sum of accrued liabilities of the Fund). With respect to certain Funds noted above, the Investment Adviser pays MLAM U.K. a fee pursuant to a Sub-Advisory Agreement for providing investment advisory services to the Investment Adviser with respect to a Fund either monthly calculated as an annual percentage of the Fund's average daily net assets or, with respect to Merrill Lynch International Equity Fund and to Merrill Lynch Short-Term Global Income Fund, Inc., in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement. Information pertaining to the Fund's investment advisory and/or sub-advisory fee is set forth in Exhibit A.

  Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with the investment and economic research, trading and investment management of the Fund, as well as the fees of all Board members of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, expenses for legal and auditing services; taxes; costs of printing proxies, stock certificates and shareholder reports; charges of the custodian and transfer agent, dividend disbursing agent and registrar fees; SEC fees; fees and expenses of unaffiliated Board members; accounting and pricing costs; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; mailing and other expenses properly payable by the Fund.

  Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. Information with respect to such reimbursement is set forth in Exhibit A.

  California imposes limitations on the expenses of those Funds whose shares are registered or qualified for sale in California. At the date of this proxy statement, these annual expense limitations require that the Investment Adviser reimburse the Fund in an amount necessary to prevent the aggregate ordinary operating expenses (excluding taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of the remaining average net assets. The following Funds have received partial waivers of California's expense limits as detailed in their Statements of Additional Information:
Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch International Equity Fund and Merrill Lynch Latin America Fund, Inc. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No payment will be made to the Investment Adviser during any fiscal year which will cause expenses to exceed the most restrictive expense limitation at the time of such payment. None of the Funds covered by this Proxy Statement were required to be reimbursed pursuant to such operating expense limitations during such Fund's most recent fiscal year.

  Duration and Termination. The Investment Advisory Agreement, and, if applicable, the Sub-Advisory Agreement, will continue in effect from year to year if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Board members who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. An agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund. A Sub-Advisory Agreement automatically terminates in the event of the termination of the related Investment Advisory Agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

  Subject to policies established by the Board, the Investment Adviser (and with respect to Merrill Lynch International Equity Fund, MLAM U.K. also) is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser (and/or MLAM U.K.) seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser (and/or MLAM U.K.) generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers or dealers who provided supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Investment Adviser (and/or MLAM U.K.), including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser (and/or MLAM U.K.) under the Investment Advisory Agreement (and/or Sub-Advisory Agreement), and the expenses of the Investment Adviser (and/or MLAM U.K.) will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the NASD's Rules of Fair Practice, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that a majority of the shares of the Fund will be sold by Merrill Lynch.

  Each Fund invests in securities traded in the over-the-counter markets, and where possible, deals directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, a Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that pursuant to an exemptive order, obtained by the Investment Adviser, certain Funds may engage in principal transactions with Merrill Lynch in high-quality short-term, tax-exempt securities. For information about transactions with and brokerage commissions paid to Merrill Lynch see Exhibit A.

  The Board has considered the possibility of recapturing for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fee paid by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board members made a determination not to seek such recapture. The Board members will reconsider this matter from time to time.

ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing by the Fund of the proxy materials in connection with the matters to be considered at the meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund also may hire proxy solicitors at the expense of the Fund. Each Fund has retained at its expense Tritech Services, an affiliate of ML & Co. with offices at 4 Corporate Place, Piscataway, New Jersey, to aid in the solicitation of proxies from holders of shares held in nominee or "street" name at a cost of approximately $2,000, plus out-of-pocket expenses.

  The proposal to elect the Fund's Board (Proposal 1) may be approved by a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. The proposal to ratify the selection of the

Fund's independent auditors (Proposal 2) for each of the Maryland corporations may be approved by a majority of the votes cast by the Fund's shareholders, voting in person or by proxy, at a meeting at which a quorum is duly constituted, and for the Massachusetts business trusts, may be approved by the affirmative vote of a majority of the Fund's shares represented at a meeting at which a quorum is duly constituted. The proposal to amend the fundamental investment restrictions of the Fund (Proposal 3), and in addition, with respect to Pacific Fund, the proposal to change its investment policy from being a diversified fund to being a non-diversified fund (Proposal 5), requires the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares.

  The proposal to amend the Fund's charter (Proposal 4) must be approved by the affirmative vote of (i) at least 66 2/3% of the outstanding shares of the Fund for Merrill Lynch Global Holdings, Merrill Lynch Healthcare Fund, Inc. and Pacific Fund, or (ii) a majority of the outstanding shares of the Fund for Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc. and Merrill Lynch Technology Fund, Inc. The charter amendment also must be approved separately by the affirmative vote of the outstanding Class B shares of the Fund in the same percentages as set forth in (i) and (ii) immediately above.

  In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. For Merrill Lynch Global Holdings, Merrill Lynch Healthcare Fund, Inc. and Pacific Fund, a quorum consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy; for Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc. and Merrill Lynch Technology Fund, Inc., a quorum consists of 33 1/3% of the shares entitled to vote at the Meeting, present in person or by proxy. Class B quorum requirements for the separate Class B vote on Proposal 4 will be identical to the overall quorum requirements for each Fund.

  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board member nominees, "FOR" the ratification of the independent auditors, "FOR" the amendments to the fundamental investment restrictions of the Fund, "FOR" the charter amendment and with respect to proxies submitted by shareholders of Pacific Fund only, "FOR" the change to non-diversified status.

  With respect to each Fund whose fiscal year ended subsequent to June 30, 1994, the Board represents that there has been no material adverse change in the financial operations of the Fund since the date of the unaudited financial statements contained in the Fund's most recent semi-annual report. Also, with respect to each Fund whose fiscal year ended subsequent to June 30, 1994, shares will not be voted for Proposal 1 unless the Fund has received a certificate from its President, dated the Meeting Date, that, to his knowledge, there has been no material adverse change in the Fund's financial operations since the date of the unaudited financial statements included in the Fund's most recent semi-annual report, unless such material adverse change has been disclosed to shareholders in additional proxy material. If you wish to receive a copy of the Fund's most recent annual report and any semi-annual report, without charge, please call 1-609-282-2800.

  Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Proposal 1), the ratification of the selection of independent auditors (Proposal 2) and the proposed charter amendment (Proposal 4) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the amendments to the fundamental investment restrictions (Proposal 3) or with respect to the change to non-diversified status of Pacific Fund (Proposal 5). The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Proposals 1, 2 and 4 in the same proportion as it has voted shares for which it has received instructions. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on Proposals 1 and 2 (in the case of Maryland corporations) or on Proposal 1 only (in the case of Massachusetts business trusts); however, abstentions and broker non-votes will have the same effect as a vote against Proposals 3, 4 and 5 (in the case of Maryland corporations) or Proposals 2, 3 and 4 (in the case of Massachusetts business trusts).

  With respect to Funds organized in Massachusetts: The charter, which is on file with the Secretary of State of the Commonwealth of Massachusetts, provides that the name of the Fund refers to the Board members under the charter collectively as Board members, but not as individuals or personally; and no Board member, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund but the Fund Estate only shall be liable.

PENDING LITIGATION

  In June 1993, a putative class action complaint was filed in the United States District Court for the Southern District of California by several shareholders of the Merrill Lynch Short-Term World Income Portfolio (the "World Fund"), naming the World Fund, the Investment Adviser and certain of their affiliates as defendants. Plaintiffs sought damages in excess of $86 million stemming from alleged misrepresentations and omissions in the marketing and offering materials associated with the World Fund. The complaint alleged, among other things, that the World Fund prospectus did not contain risk disclosures included in the Merrill Lynch Short-Term Global Income Fund, Inc. (the "Global Fund") prospectus, a mutual fund with similar investment objectives.

  Thereafter, in September 1993, a First Amended Complaint was filed, adding two plaintiffs who purchased shares in the Global Fund, and adding the Global Fund and Merrill Lynch Funds Distributor, Inc. as defendants. In the Amended Complaint, plaintiffs seek compensatory and punitive damages in excess of $600 million, purportedly on behalf of Global Fund investors who purchased shares between September 15, 1990 and October 31, 1992, and on behalf of World Fund investors who purchased shares between June 9, 1990 and October 31, 1992. The Amended Complaint alleges violations of Section 10(b) and Section 20 of the Securities Exchange Act of 1934, Section 12(2) and Section 15 of the Securities Act of 1933, and various common law claims. In essence, plaintiffs allege that these funds' sales materials did not contain adequate risk disclosures and further allege oral point of sale misrepresentations regarding the safety of investing in these funds.

  After plaintiffs voluntarily dismissed the action as to two Merrill Lynch affiliates, the remaining defendants, with the exception of the World Fund, moved to dismiss the Amended Complaint on the grounds, among others, that (1) the prospectuses adequately disclosed the risks associated with investing in these funds, thus defeating plaintiffs' securities claims as a matter of law; and (2) plaintiffs failed to comply with the statute of limitations. In addition, all defendants, with the exception of the World Fund, moved to transfer venue to the District of New Jersey. At the same time, the World Fund moved to dismiss the Amended Complaint for insufficiency of process and lack of personal jurisdiction.

  In April 1994, the Court granted defendants' motion to transfer the action to the District of New Jersey. Plaintiffs then moved for reconsideration. On reconsideration, the court ruled that the World Fund was subject to jurisdiction in the United States, and then reaffirmed its decision transferring the action to the District of New Jersey. The remaining motions to dismiss now will be decided by the transferee court.

  The defendants believe that the allegations are totally without merit, and will continue to vigorously contest the action. MLAM has agreed to indemnify these funds for any liabilities or expenses they may incur in connection with this litigation.

MEETINGS OF SHAREHOLDERS

  The Fund's charter does not require that the Fund hold an annual meeting of shareholders. The Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Board members at such time as less than a majority of the Board members holding office have been elected by shareholders. The charter or by-laws provide that a shareholders' meeting may be called at the request of 10% of the outstanding shares of Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Pacific Fund, Inc. and Merrill Lynch Technology Fund, or 25% of the outstanding shares of Merrill Lynch Global Holdings, Merrill Lynch Healthcare Fund, Inc. and Merrill Lynch Short-Term Global Income Fund, Inc., entitled to vote at such meeting, or by a majority of the Board members.

                              By Order of the Board

                              Mark B. Goldfus

                              Robert Harris

                              Michael J. Hennewinkel

                               Secretaries of the Funds

Dated: August 12, 1994

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

. GENERAL INFORMATION PERTAINING TO THE FUNDS

                                                      DEFINED TERM USED                     STATE OF
                        FUND                             IN EXHIBIT A     FISCAL YEAR END ORGANIZATION MEETING TIME
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Americas Income Fund Inc.            Americas Income           12/31          MD         9:30 a.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Developing Capital Markets Fund,
  Inc.                                               Developing Capital        6/30           MD         2:30 p.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Dragon Fund, Inc.                    Dragon Fund               12/31          MD        10:00 a.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch EuroFund                             EuroFund                  10/31          MA         3:00 p.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Global Allocation Fund, Inc.         Global Allocation         10/31          MD         4:00 p.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Global Bond Fund for Inv. and Ret.   Global Bond Fund          12/31          MA         3:30 p.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Healthcare Fund, Inc.                Healthcare Fund           4/30           MD         1:30 p.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch International Equity Fund            International Equity      5/31           MA         2:00 p.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch International Holdings, Inc.         Global Holdings           11/30          MD        10:30 a.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Latin America Fund, Inc.             Latin America             11/30          MD        11:00 a.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Pacific Fund, Inc.                   Pacific Fund              12/31          MD         9:00 a.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Short-Term Global Income Fund, Inc.  Short-Term                10/31          MD         4:30 p.m.
- -------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Technology Fund, Inc.                Technology Fund           3/31           MD        11:30 a.m.

                                                         SHARES OUTSTANDING AS OF THE RECORD DATE
                                                        ------------------------------------------
                     FUND                                 CLASS A                         CLASS B
- ---------------------------------------------------------------------------------------------------
  Americas Income                                         2,257,522                      13,033,365
- ---------------------------------------------------------------------------------------------------
  Developing Capital                                     27,641,964                         848,169
- ---------------------------------------------------------------------------------------------------
  Dragon Fund                                            15,726,174                      53,971,494
- ---------------------------------------------------------------------------------------------------
  EuroFund                                               18,003,464                      81,903,809
- ---------------------------------------------------------------------------------------------------
  Global Allocation                                     100,652,935                     485,392,214
- ---------------------------------------------------------------------------------------------------
  Global Bond Fund                                       11,592,647                      85,721,786
- ---------------------------------------------------------------------------------------------------
  Global Holdings                                        25,531,677                       4,446,251
- ---------------------------------------------------------------------------------------------------
  Healthcare Fund                                        19,111,545                      20,379,370
- ---------------------------------------------------------------------------------------------------
  International Equity                                   18,837,018                      79,985,222
- ---------------------------------------------------------------------------------------------------
  Latin America                                          11,441,186                      48,851,843
- ---------------------------------------------------------------------------------------------------
  Pacific Fund                                           26,840,212                      39,220,217
- ---------------------------------------------------------------------------------------------------
  Short-Term                                              6,830,135                     112,385,676
- ---------------------------------------------------------------------------------------------------
  Technology Fund                                        40,810,890                      70,016,934

. INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS

                             YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD
                      ----------------------------------------------------------------------
       FUND           CECIL           MEYER           REILLY           WEST           ZEIKEL
- --------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------
  Americas In-
  come                1993            1993             1993            1993            1993
- --------------------------------------------------------------------------------------------
  Developing
  Capital             1989            1990             1990            1989            1989
- --------------------------------------------------------------------------------------------
  Dragon Fund         1992            1992             1992            1992            1992
- --------------------------------------------------------------------------------------------
  EuroFund            1986            1990             1990            1986            1986
- --------------------------------------------------------------------------------------------
  Global Allo-
  cation              1988            1990             1990            1988            1988
- --------------------------------------------------------------------------------------------
  Global Bond
  Fund                1986            1990             1990            1986            1986
- --------------------------------------------------------------------------------------------
  Global Hold-
  ings                1984            1990             1990            1984            1984
- --------------------------------------------------------------------------------------------
  Healthcare
  Fund                1983            1990             1990            1983            1983
- --------------------------------------------------------------------------------------------
  International
  Equity              1993            1993             1993            1993            1993
- --------------------------------------------------------------------------------------------
  Latin America       1991            1991             1991            1991            1991
- --------------------------------------------------------------------------------------------
  Pacific Fund        1981            1981             1991            1991            1980
- --------------------------------------------------------------------------------------------
  Short-Term          1990            1990             1990            1990            1990
- --------------------------------------------------------------------------------------------
  Technology
  Fund                1991            1991             1991            1991            1991

  Set forth in the table below is information regarding board and committee meetings held and compensation paid to independent Board members during each Fund's most recently completed fiscal year.

                                        BOARD                     AUDIT AND NOMINATING COMMITTEE
                        ------------------------------------- ---------------------------------------
                        ------------------------------------- ------------------------------------------------------
                                                                                                      AGGREGATE FEES
                        # MEETINGS ANNUAL FEE PER MEETING FEE # MEETINGS PER MEETING FEE CHAIRMAN FEE  AND EXPENSES
          FUND             HELD        $             $           HELD           $             $             $
- --------------------------------------------------------------------------------------------------------------------
  Americas Income            2       3,500           500           1           500           250          11,450
- --------------------------------------------------------------------------------------------------------------------
  Developing Capital         4       3,500           500           4           500           250          30,870
- --------------------------------------------------------------------------------------------------------------------
  Dragon Fund                4       3,500           500           4           500           250          26,703
- --------------------------------------------------------------------------------------------------------------------
  EuroFund                   4       3,500           500           4           500           250          32,007
- --------------------------------------------------------------------------------------------------------------------
  Global Allocation          4       3,500           500           4           500           250          30,741
- --------------------------------------------------------------------------------------------------------------------
  Global Bond Fund           4       3,500           500           4           500           250          31,103
- --------------------------------------------------------------------------------------------------------------------
  Global Holdings            4       3,500           500           4           500           250          31,432
- --------------------------------------------------------------------------------------------------------------------
  Healthcare Fund            4       1,750           250           4           250           125          15,398
- --------------------------------------------------------------------------------------------------------------------
  International Equity       5       3,500           500           4           500           250          26,827
- --------------------------------------------------------------------------------------------------------------------
  Latin America              4       3,500           500           4           500           250          31,137
- --------------------------------------------------------------------------------------------------------------------
  Pacific Fund               4       3,500         1,000           4           500           250          39,408
- --------------------------------------------------------------------------------------------------------------------
  Short-Term                 4       3,500           500           4           500           250          30,737
- --------------------------------------------------------------------------------------------------------------------
  Technology Fund            4       1,750           250           4           250           125          15,364

  Set forth in the table below are the officers of all of the Funds; specific officers of each Fund are indicated according to the year in which he or she became an officer.

                                                      OFFICER INFORMATION

- --------------------------------------------------------------------------------------------------------------------------------
                                                                            OFFICER SINCE
                                        ----------------------------------------------------------------------------------------
                                                                                        GLOBAL
         NAME AND                        AMERICAS DEVELOPING DRAGON            GLOBAL    BOND   GLOBAL  HEALTHCARE INTERNATIONAL
        BIOGRAPHY          AGE  OFFICE    INCOME   CAPITAL    FUND  EUROFUND ALLOCATION  FUND  HOLDINGS   FUND*       EQUITY
- --------------------------------------------------------------------------------------------------------------------------------
Arthur Zeikel............. 62  President   1993      1989     1992    1986      1988     1986    1984      1982        1993
President of MLAM since
1977 and Chief Investment
Officer since 1976;
President and Chief
Investment Officer of FAM
since 1977; President and
Director of Princeton
Services since 1993;
Executive Vice President
of ML & Co. since 1990;
Executive Vice President
of Merrill Lynch since
1990 and Senior Vice
President from 1985 to
1990; Director of MLFD.
- --------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn............ 53  Executive   1993      1989     1992    1986      1988     1986    1984      1983        1993
Executive Vice President         Vice
of MLAM and FAM since          President
1983; Executive Vice
President and Director of
Princeton Services since
1993; President of MLFD
since 1986 and Director
since 1991; President of
Princeton Administrators,
L.P. since 1988.
         NAME AND           LATIN  PACIFIC SHORT- TECHNOLOGY
        BIOGRAPHY          AMERICA  FUND    TERM    FUND*
- -------------------------------------------------------------------------------
Arthur Zeikel.............  1991    1980    1990     1991
President of MLAM since
1977 and Chief Investment
Officer since 1976;
President and Chief
Investment Officer of FAM
since 1977; President and
Director of Princeton
Services since 1993;
Executive Vice President
of ML & Co. since 1990;
Executive Vice President
of Merrill Lynch since
1990 and Senior Vice
President from 1985 to
1990; Director of MLFD.
- -------------------------------------------------------------------------------
Terry K. Glenn............  1991    1983    1990     1991
Executive Vice President
of MLAM and FAM since
1983; Executive Vice
President and Director of
Princeton Services since
1993; President of MLFD
since 1986 and Director
since 1991; President of
Princeton Administrators,
L.P. since 1988.

* Healthcare Fund and Technology Fund resulted from a reorganization involving Sci/Tech Holdings, Inc. which was consummated on April 27, 1992.

                              OFFICER INFORMATION

- ----------------------------------------------------------------------------------------------

           NAME AND
          BIOGRAPHY                            AGE                                    OFFICE
- ----------------------------------------------------------------------------------------------
  Gerald M. Richard.........                   45                                    Treasurer
   Senior Vice President and
   Treasurer of MLAM and FAM
   since 1984; Senior Vice
   President and Treasurer
   of Princeton Services
   since 1993; Treasurer of
   MLFD since 1984 and Vice
   President since 1981.
- ----------------------------------------------------------------------------------------------
  Norman R. Harvey..........                   61                                     Senior
   Senior Vice President of                                                            Vice
   MLAM and FAM since 1982.                                                          President
- ----------------------------------------------------------------------------------------------
  N. John Hewitt............                   59                                     Senior
   Senior Vice President of                                                            Vice
   MLAM and FAM since 1976;                                                          President
   Manager of the Fixed
   Income Mutual Fund and
   Insurance Portfolio
   Groups of MLAM since
   1980; Senior Vice
   President of Princeton
   Services since 1993.

                                                                            OFFICER SINCE
                            -------------------------------------------------------------------------------------------------------
         NAME AND           AMERICAS DEVELOPING
        BIOGRAPHY            INCOME   CAPITAL
- -----------------------------------------------------------------------------------------------------------------------------------
Gerald M. Richard.........    1993      1989
 Senior Vice President and
 Treasurer of MLAM and FAM
 since 1984; Senior Vice
 President and Treasurer
 of Princeton Services
 since 1993; Treasurer of
 MLFD since 1984 and Vice
 President since 1981.
- -----------------------------------------------------------------------------------------------------------------------------------
Norman R. Harvey..........     --       1989
 Senior Vice President of
 MLAM and FAM since 1982.
- -----------------------------------------------------------------------------------------------------------------------------------
N. John Hewitt............     --        --
 Senior Vice President of
 MLAM and FAM since 1976;
 Manager of the Fixed
 Income Mutual Fund and
 Insurance Portfolio
 Groups of MLAM since
 1980; Senior Vice
 President of Princeton
 Services since 1993.
                                                       GLOBAL
         NAME AND           DRAGON            GLOBAL    BOND   GLOBAL  HEALTHCARE INTERNATIONAL  LATIN  PACIFIC SHORT- TECHNOLOGY
        BIOGRAPHY            FUND  EUROFUND ALLOCATION  FUND  HOLDINGS   FUND*       EQUITY     AMERICA  FUND    TERM    FUND*
- -----------------------------------------------------------------------------------------------------------------------------------
Gerald M. Richard.........   1992    1986      1988     1986    1984      1984        1993       1991    1984    1990     1991
 Senior Vice President and
 Treasurer of MLAM and FAM
 since 1984; Senior Vice
 President and Treasurer
 of Princeton Services
 since 1993; Treasurer of
 MLFD since 1984 and Vice
 President since 1981.
- -----------------------------------------------------------------------------------------------------------------------------------
Norman R. Harvey..........   1992    1987      1988      --     1984      1982        1993       1991    1985     --      1991
 Senior Vice President of
 MLAM and FAM since 1982.
- -----------------------------------------------------------------------------------------------------------------------------------
N. John Hewitt............    --      --        --      1993     --        --          --         --      --      --       --
 Senior Vice President of
 MLAM and FAM since 1976;
 Manager of the Fixed
 Income Mutual Fund and
 Insurance Portfolio
 Groups of MLAM since
 1980; Senior Vice
 President of Princeton
 Services since 1993.

* Healthcare Fund and Technology Fund resulted from a reorganization involving Sci/Tech Holdings, Inc. which was consummated on April 27, 1992.

                              OFFICER INFORMATION

- ----------------------------------------------------------------------------------------------
           NAME AND
          BIOGRAPHY                            AGE                                    OFFICE
- ----------------------------------------------------------------------------------------------
  Philip L. Kirstein........                   49                                     Senior
   Senior Vice President and                                                           Vice
   General Counsel of MLAM                                                           President
   and FAM and their
   predecessors since 1984;
   Senior Vice President,
   General Counsel, Director
   and Secretary of
   Princeton Services;
   Secretary of MLAM and its
   predecessor since 1984;
   Secretary of FAM and its
   predecessor since 1982;
   Director of the
   Distributor.
- ----------------------------------------------------------------------------------------------
  Joseph T. Monagle, Jr.....                   46                                     Senior
   Senior Vice President and                                                           Vice
   Department Head of the                                                            President
   Global Short-Term Fixed
   Income Division of MLAM
   and its predecessor and
   associated therewith
   since 1977; Senior Vice
   President of Princeton
   Services since 1993.
- ----------------------------------------------------------------------------------------------
  Alan J. Albert............                   46                                      Vice
   Managing Director of                                                              President
   Merrill Lynch Asset
   Management U.K. since
   1993; Vice President of
   MLAM since 1986.

                                                                            OFFICER SINCE
                            -------------------------------------------------------------------------------------------------------
         NAME AND           AMERICAS DEVELOPING
        BIOGRAPHY            INCOME   CAPITAL
- -----------------------------------------------------------------------------------------------------------------------------------
Philip L. Kirstein........     --        --
 Senior Vice President and
 General Counsel of MLAM
 and FAM and their
 predecessors since 1984;
 Senior Vice President,
 General Counsel, Director
 and Secretary of
 Princeton Services;
 Secretary of MLAM and its
 predecessor since 1984;
 Secretary of FAM and its
 predecessor since 1982;
 Director of the
 Distributor.
- -----------------------------------------------------------------------------------------------------------------------------------
Joseph T. Monagle, Jr.....    1993       --
 Senior Vice President and
 Department Head of the
 Global Short-Term Fixed
 Income Division of MLAM
 and its predecessor and
 associated therewith
 since 1977; Senior Vice
 President of Princeton
 Services since 1993.
- -----------------------------------------------------------------------------------------------------------------------------------
Alan J. Albert............     --        --
 Managing Director of
 Merrill Lynch Asset
 Management U.K. since
 1993; Vice President of
 MLAM since 1986.
                                                       GLOBAL
         NAME AND           DRAGON            GLOBAL    BOND   GLOBAL  HEALTHCARE INTERNATIONAL  LATIN  PACIFIC SHORT- TECHNOLOGY
        BIOGRAPHY            FUND  EUROFUND ALLOCATION  FUND  HOLDINGS   FUND*       EQUITY     AMERICA  FUND    TERM    FUND*
- -----------------------------------------------------------------------------------------------------------------------------------
Philip L. Kirstein........    --      --        --       --     1984      1982         --         --      --      --       --
 Senior Vice President and
 General Counsel of MLAM
 and FAM and their
 predecessors since 1984;
 Senior Vice President,
 General Counsel, Director
 and Secretary of
 Princeton Services;
 Secretary of MLAM and its
 predecessor since 1984;
 Secretary of FAM and its
 predecessor since 1982;
 Director of the
 Distributor.
- -----------------------------------------------------------------------------------------------------------------------------------
Joseph T. Monagle, Jr.....    --      --        --       --      --        --          --         --      --     1993      --
 Senior Vice President and
 Department Head of the
 Global Short-Term Fixed
 Income Division of MLAM
 and its predecessor and
 associated therewith
 since 1977; Senior Vice
 President of Princeton
 Services since 1993.
- -----------------------------------------------------------------------------------------------------------------------------------
Alan J. Albert............    --     1987       --       --      --        --          --         --      --      --       --
 Managing Director of
 Merrill Lynch Asset
 Management U.K. since
 1993; Vice President of
 MLAM since 1986.

* Healthcare Fund and Technology Fund resulted from a reorganization involving Sci/Tech Holdings, Inc. which was consummated on April 27, 1992.

                                                   OFFICER INFORMATION

- ---------------------------------------------------------------------------------------------------------------------------------
                                                                            OFFICER SINCE
                                         ----------------------------------------------------------------------------------------
                                                                                         GLOBAL
         NAME AND                         AMERICAS DEVELOPING DRAGON            GLOBAL    BOND   GLOBAL  HEALTHCARE INTERNATIONAL
        BIOGRAPHY           AGE  OFFICE    INCOME   CAPITAL    FUND  EUROFUND ALLOCATION  FUND  HOLDINGS   FUND*       EQUITY
- ---------------------------------------------------------------------------------------------------------------------------------
Kara W.Y. Tan Bhala.......  34    Vice       --        --      1992     --        --       --      --        --          --
Portfolio manager with          President
MLAM and its predecessor
since 1992; Vice President
of James Capel Inc. from
1988 to 1990; Senior
Investment Analyst of
James Capel (Far East)
Ltd. from 1986-1988.
- ---------------------------------------------------------------------------------------------------------------------------------
Alex V. Bouzakis..........  37    Vice      1993       --       --      --        --       --      --        --          --
Vice President and Senior       President
Portfolio Manager of MLAM
and its predecessor and
associated therewith since
1982.
- ---------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke...........  34    Vice      1993      1993     1993    1993      1993     1993    1993      1993        1993
Vice President and              President
Director of Taxation of
MLAM since 1990; Employee
of Deloitte & Touche from
1982 to 1990.
- ---------------------------------------------------------------------------------------------------------------------------------
Edward F. Gobora..........  28    Vice       --        --       --      --        --       --      --        --          --
Vice President and              President
Portfolio Manager of MLAM
since 1993, and associated
therewith and with its
predecessor since 1988.
         NAME AND                          LATIN   PACIFIC    SHORT- TECHNOLOGY
        BIOGRAPHY                         AMERICA   FUND       TERM    FUND*
- ----------------------------------------------------------------------------------
Kara W.Y. Tan Bhala.......                  --       --         --       --
Portfolio manager with
MLAM and its predecessor
since 1992; Vice President
of James Capel Inc. from
1988 to 1990; Senior
Investment Analyst of
James Capel (Far East)
Ltd. from 1986-1988.
- -----------------------------------------------------------------------------------
Alex V. Bouzakis..........                  --      --     1993      --
Vice President and Senior
Portfolio Manager of MLAM
and its predecessor and
associated therewith since
1982.
- -----------------------------------------------------------------------------------
Donald C. Burke...........                1993    1993    1993     1993
Vice President and
Director of Taxation of
MLAM since 1990; Employee
of Deloitte & Touche from
1982 to 1990.
- -----------------------------------------------------------------------------------
Edward F. Gobora..........                  --      --     1993      --
Vice President and
Portfolio Manager of MLAM
since 1993, and associated
therewith and with its
predecessor since 1988.

* Healthcare Fund and Technology Fund resulted from a reorganization involving Sci/Tech Holdings, Inc. which was consummated on April 27, 1992.

                                                     OFFICER INFORMATION

- ---------------------------------------------------------------------------------------------------------------------------------
                                                                             OFFICER SINCE
                                         ----------------------------------------------------------------------------------------
                                                                                         GLOBAL
         NAME AND                         AMERICAS DEVELOPING DRAGON            GLOBAL    BOND   GLOBAL  HEALTHCARE INTERNATIONAL
        BIOGRAPHY           AGE  OFFICE    INCOME   CAPITAL    FUND  EUROFUND ALLOCATION  FUND  HOLDINGS   FUND*       EQUITY
- ---------------------------------------------------------------------------------------------------------------------------------
Adrian Holmes.............  32    Vice       --        --       --     1993       --       --      --        --          --
Vice President of MLAM          President
since 1990 and associated
therewith since 1987.
- ---------------------------------------------------------------------------------------------------------------------------------
Bryan N. Ison.............  39    Vice       --        --       --      --       1988      --      --        --          --
Vice President of MLAM          President
since 1985; Portfolio
Manager since 1984.
- ---------------------------------------------------------------------------------------------------------------------------------
Peter A. Lehman...........  35    Vice       --        --       --      --        --       --     1994       --          --
Vice President of MLAM          President
since 1994; senior fund
analyst for MLAM since
1992; prior thereto, a
global natural resources
portfolio manager and
basic industry analyst for
Prudential Insurance
Company.
- ---------------------------------------------------------------------------------------------------------------------------------
Grace Pineda..............  37    Vice       --       1989      --      --        --       --      --        --          --
Vice President of MLAM and      President
Senior Portfolio Manager
since 1989; Analyst and
Portfolio Manager at
Clemente Capital, Inc.
from 1982 to 1989.
         NAME AND            LATIN  PACIFIC SHORT- TECHNOLOGY
        BIOGRAPHY           AMERICA  FUND    TERM    FUND*
- -----------------------------------------------------------------------------------
Adrian Holmes.............    --      --      --       --
Vice President of MLAM
since 1990 and associated
therewith since 1987.
- -----------------------------------------------------------------------------------
Bryan N. Ison.............    --      --      --       --
Vice President of MLAM
since 1985; Portfolio
Manager since 1984.
- -----------------------------------------------------------------------------------
Peter A. Lehman...........    --      --      --       --
Vice President of MLAM
since 1994; senior fund
analyst for MLAM since
1992; prior thereto, a
global natural resources
portfolio manager and
basic industry analyst for
Prudential Insurance
Company.
- -----------------------------------------------------------------------------------
Grace Pineda..............   1991     --      --       --
Vice President of MLAM and
Senior Portfolio Manager
since 1989; Analyst and
Portfolio Manager at
Clemente Capital, Inc.
from 1982 to 1989.

* Healthcare Fund and Technology Fund resulted from a reorganization involving Sci/Tech Holdings, Inc. which was consummated on April 27, 1992.

                                     OFFICER INFORMATION

- ----------------------------------------------------------------------------------------------------
                                                                                  OFFICER SINCE
                                         -----------------------------------------------------------
         NAME AND
        BIOGRAPHY           AGE  OFFICE
- -----------------------------------------------------------------------------------
James K. Renck............  37    Vice
Vice President of MLAM and      President
Portfolio Manager since
1986; Assistant Vice
President of MLAM and
Associate Portfolio
Manager from 1985 to 1986;
Fund Analyst for MLAM from
1983 to 1985.
- -----------------------------------------------------------------------------------
Jordan C. Schreiber.......  64    Vice
Vice President of MLAM and      President
Portfolio Manager since
1983.
- -----------------------------------------------------------------------------------
Stephen I. Silverman......  43    Vice
Vice President of MLAM and      President
its predecessor since
1983.
- -----------------------------------------------------------------------------------
Paolo H. Valle............  36    Vice
Vice President and Senior       President
Portfolio Manager of MLAM
since 1992; Vice President
and Manager, Emerging
Markets Trading, PNC Bank
prior thereto.
- -----------------------------------------------------------------------------------
David B. Walter...........  49    Vice
Vice President and              President
Portfolio Manager of MLAM
and its predecessor since
1984.
                                                                           GLOBAL
         NAME AND           AMERICAS DEVELOPING DRAGON            GLOBAL    BOND   GLOBAL  HEALTHCARE INTERNATIONAL  LATIN  PACIFIC
        BIOGRAPHY            INCOME   CAPITAL    FUND  EUROFUND ALLOCATION  FUND  HOLDINGS   FUND*       EQUITY     AMERICA  FUND
- -----------------------------------------------------------------------------------
James K. Renck............     --        --       --      --        --       --      --        --          --         --      --
Vice President of MLAM and
Portfolio Manager since
1986; Assistant Vice
President of MLAM and
Associate Portfolio
Manager from 1985 to 1986;
Fund Analyst for MLAM from
1983 to 1985.
- -----------------------------------------------------------------------------------
Jordan C. Schreiber.......     --        --       --      --        --       --      --       1985         --         --      --
Vice President of MLAM and
Portfolio Manager since
1983.
- -----------------------------------------------------------------------------------
Stephen I. Silverman......     --        --       --      --        --       --      --        --          --         --     1983
Vice President of MLAM and
its predecessor since
1983.
- -----------------------------------------------------------------------------------
Paolo H. Valle............    1993       --       --      --        --       --      --        --          --         --      --
Vice President and Senior
Portfolio Manager of MLAM
since 1992; Vice President
and Manager, Emerging
Markets Trading, PNC Bank
prior thereto.
- -----------------------------------------------------------------------------------
David B. Walter...........     --        --       --      --        --      1986     --        --          --         --      --
Vice President and
Portfolio Manager of MLAM
and its predecessor since
1984.
         NAME AND                        SHORT- TECHNOLOGY
        BIOGRAPHY                         TERM    FUND*
- -------------------------------------------------------
James K. Renck............                 --     1991
Vice President of MLAM and
Portfolio Manager since
1986; Assistant Vice
President of MLAM and
Associate Portfolio
Manager from 1985 to 1986;
Fund Analyst for MLAM from
1983 to 1985.
- ---------------------------
Jordan C. Schreiber.......                 --       --
Vice President of MLAM and
Portfolio Manager since
1983.
- ---------------------------
Stephen I. Silverman......                 --       --
Vice President of MLAM and
its predecessor since
1983.
- ---------------------------
Paolo H. Valle............                 --       --
Vice President and Senior
Portfolio Manager of MLAM
since 1992; Vice President
and Manager, Emerging
Markets Trading, PNC Bank
prior thereto.
- ---------------------------
David B. Walter...........                 1990     --
Vice President and
Portfolio Manager of MLAM
and its predecessor since

* Healthcare Fund and Technology Fund resulted from a reorganization involving Sci/Tech Holdings, Inc. which was consummated on April 27, 1992.

                              OFFICER INFORMATION

- ------------------------------------------------------------------------------------------------

           NAME AND
          BIOGRAPHY                            AGE                                      OFFICE
- ------------------------------------------------------------------------------------------------
  Robert Parish.............                   39                                        Vice
   Portfolio Manager of FAM                                                            President
   since 1991; Portfolio
   Manager of Templeton
   International from 1986
   to 1991 and Vice
   President from 1989.
- ------------------------------------------------------------------------------------------------
  Stephen Yardley...........                   37                                        Vice
   Vice President and                                                                  President
   Portfolio Manager of MLAM
   U.K. and associated
   therewith since 1992;
   Portfolio Manager at
   Julius Baer Investment
   Management, Inc. and
   Bankers Trust prior
   thereto.
- ------------------------------------------------------------------------------------------------
  Mark B. Goldfus...........                   47                                      Secretary
   Vice President of MLAM
   and FAM since 1985.
- ------------------------------------------------------------------------------------------------
  Robert Harris.............                   42                                      Secretary
   Vice President of MLAM
   since 1984; Secretary of
   MLFD since 1982.
- ------------------------------------------------------------------------------------------------
  Michael J. Hennewinkel....                   42                                      Secretary
   Vice President of MLAM
   since 1985; attorney
   associated with MLAM
   since 1982.
- ------------------------------------------------------------------------------------------------
  Robert E. Putney, III.....                   34                                      Assistant
   Vice President of MLAM                                                              Secretary
   since 1994; Attorney
   associated with MLAM
   since 1991; attorney in
   private practice prior
   thereto.

                                                                           OFFICER SINCE
                            -------------------------------------------------------------------------------------------------------
         NAME AND          AMERICAS DEVELOPING
        BIOGRAPHY           INCOME   CAPITAL
- -----------------------------------------------------------------------------------------------------------------------------------
Robert Parish.............    --        --
 Portfolio Manager of FAM
 since 1991; Portfolio
 Manager of Templeton
 International from 1986
 to 1991 and Vice
 President from 1989.
- -----------------------------------------------------------------------------------------------------------------------------------
Stephen Yardley...........    --        --
 Vice President and
 Portfolio Manager of MLAM
 U.K. and associated
 therewith since 1992;
 Portfolio Manager at
 Julius Baer Investment
 Management, Inc. and
 Bankers Trust prior
 thereto.
- -----------------------------------------------------------------------------------------------------------------------------------
Mark B. Goldfus...........   1993      1989
 Vice President of MLAM
 and FAM since 1985.
- -----------------------------------------------------------------------------------------------------------------------------------
Robert Harris.............    --        --
 Vice President of MLAM
 since 1984; Secretary of
 MLFD since 1982.
- -----------------------------------------------------------------------------------------------------------------------------------
Michael J. Hennewinkel....    --        --
 Vice President of MLAM
 since 1985; attorney
 associated with MLAM
 since 1982.
- -----------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III.....    --        --
 Vice President of MLAM
 since 1994; Attorney
 associated with MLAM
 since 1991; attorney in
 private practice prior
 thereto.
                                                      GLOBAL
         NAME AND          DRAGON            GLOBAL    BOND   GLOBAL  HEALTHCARE INTERNATIONAL  LATIN  PACIFIC SHORT- TECHNOLOGY
        BIOGRAPHY           FUND  EUROFUND ALLOCATION  FUND  HOLDINGS   FUND*       EQUITY     AMERICA  FUND    TERM    FUND*
- -----------------------------------------------------------------------------------------------------------------------------------
Robert Parish.............   --      --        --      1992     --        --          --         --      --      --       --
 Portfolio Manager of FAM
 since 1991; Portfolio
 Manager of Templeton
 International from 1986
 to 1991 and Vice
 President from 1989.
- -----------------------------------------------------------------------------------------------------------------------------------
Stephen Yardley...........   --      --        --       --      --        --          --         --      --     1993      --
 Vice President and
 Portfolio Manager of MLAM
 U.K. and associated
 therewith since 1992;
 Portfolio Manager at
 Julius Baer Investment
 Management, Inc. and
 Bankers Trust prior
 thereto.
- -----------------------------------------------------------------------------------------------------------------------------------
Mark B. Goldfus...........   --      --        --      1986     --        --          --        1991     --     1990      --
 Vice President of MLAM
 and FAM since 1985.
- -----------------------------------------------------------------------------------------------------------------------------------
Robert Harris.............   --     1986       --       --     1984      1984         --         --     1982     --      1991
 Vice President of MLAM
 since 1984; Secretary of
 MLFD since 1982.
- -----------------------------------------------------------------------------------------------------------------------------------
Michael J. Hennewinkel....  1992     --       1988      --      --        --         1993        --      --      --       --
 Vice President of MLAM
 since 1985; attorney
 associated with MLAM
 since 1982.
- -----------------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III.....   --      --        --       --      --        --         1993        --      --      --       --
 Vice President of MLAM
 since 1994; Attorney
 associated with MLAM
 since 1991; attorney in
 private practice prior
 thereto.

* Healthcare Fund and Technology Fund resulted from a reorganization involving Sci/Tech Holdings, Inc. which was consummated on April 27, 1992.

. INFORMATION PERTAINING TO THE SELECT PRICING SYSTEM
                                 SALES CHARGES

For Developing Capital, Dragon Fund, EuroFund, Global Allocation, Healthcare Fund, International Equity, Global Holdings, Latin America, Pacific Fund and Technology Fund:

           DUAL DISTRIBUTION                                      SELECT PRICING
- ------------------------------------  ----------------------------------------------------------------------
- ------------------------------------  ----------------------------------------------------------------------
      CLASS A            CLASS B           CLASS A           CLASS B           CLASS C           CLASS D
- ------------------------------------  ----------------------------------------------------------------------
    Maximum 6.5%*   4.0% CDSC during  Maximum 5.25%**   4.0% CDSC during  1.0% CDSC during  Maximum 5.25%**
                    the first year,                     the first year,   the first year,
                    decreasing 1.0%                     decreasing 1.0%    decreasing to
                    annually to 0.0%                    annually to 0.0%   0.0% after the
                    after the fourth                    after the fourth     first year
                          year                                year

  * 6.0% for purchases between $10,000 and $25,000; 5.0% for purchases between $25,000 and $50,000; 4.0% for purchases between $50,000 and $100,000; 3.0%
  for purchases between $100,000 and $250,000; 2.0% for purchases between $250,000 and $1,000,000; .75% for purchases of $1,000,000 and greater.
 ** 4.75% for purchases between $25,000 and $50,000; 4.0% for purchases between $50,000 and $100,000; 3.0% for purchases between $100,000 and $250,000; 2.0%
  for purchases between $250,000 and $1,000,000; and 0.0% for purchases of $1,000,000 and greater.
For Global Bond Fund:


          DUAL DISTRIBUTION                                  SELECT PRICING
- ------------------------------------  ----------------------------------------------------------------------
- ------------------------------------  ----------------------------------------------------------------------
    CLASS A           CLASS B           CLASS A            CLASS B             CLASS C      CLASS D
- ------------------------------------  ----------------------------------------------------------------------
  Maximum      4.0% CDSC during the     Maximum     4.0% CDSC during the  1.0% CDSC during  Maximum
  4.0%*             first year,          4.0%**             first                the        4.0%**
                  decreasing 1.0%                   year, decreasing 1.0%    first year,
                 annually to 0.0%                     annually to 0.0%      decreasing to
               after the fourth year                after the fourth year  0.0% after the
                                                                             first year

  * 3.75% for purchases between $25,000 and $50,000; 3.25% for purchases between $50,000 and $100,000; 2.5% for purchases between $100,000 and $250,000; 1.5% for purchases between $250,000 and $1,000,000; 0.50% for purchases of $1,000,000 and greater.
 ** 3.75% for purchases between $25,000 and $50,000; 3.25% for purchases between $50,000 and $100,000; 2.5% for purchases between $100,000 and $250,000; 1.5% for purchases between $250,000 and $1,000,000; 0.0% for purchases of $1,000,000 and greater.

For Americas Income and Short-Term:

          DUAL DISTRIBUTION                                  SELECT PRICING
- -----------------------------------  ---------------------------------------------------------------
- -----------------------------------  ---------------------------------------------------------------
    CLASS A           CLASS B           CLASS A            CLASS B             CLASS C      CLASS D
- -----------------------------------  ---------------------------------------------------------------
  Maximum      3.0% CDSC during the     Maximum     4.0% CDSC during the  1.0% CDSC during  Maximum
  3.0%*             first year,          4.0%**          first year,             the        4.0%**
                   decreasing to                       decreasing 1.0%       first year,
               0.0% after the third                   annually to 0.0%      decreasing to
                       year                         after the fourth year  0.0% after the
                                                                             first year

 * 2.5% for purchases between $100,000 and $500,000; 2.0% for purchases between $500,000 and $100,000; 1.5% for purchases between $100,000 and $3,000,000; 1.0% for purchases between $3,000,000 and $5,000,000; 0.5% for purchases of $5,000,000 and greater.
** 3.75% for purchases between $25,000 and $50,000; 3.25% for purchases between $50,000 and $100,000; 2.5% for purchases between $100,000 and $250,000; 1.5% for purchases between $250,000 and $1,000,000; 0.0% for purchases of $1,000,000 and greater.

                   DISTRIBUTION AND ACCOUNT MAINTENANCE FEES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

For Developing Capital, EuroFund, Global Allocation, Global Holdings, Healthcare Fund, Pacific Fund and Technology Fund:

         DUAL DISTRIBUTION                                             SELECT PRICING
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
  CLASS A*           CLASS B          CLASS A         CLASS B                  CLASS C                  CLASS D
- -------------------------------------------------------------------------------------------------------------------------
                            ACCOUNT                          ACCOUNT                  ACCOUNT                  ACCOUNT
             DISTRIBUTION MAINTENANCE         DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE
                 FEE          FEE                 FEE          FEE         FEE          FEE         FEE          FEE
- -------------------------------------------------------------------------------------------------------------------------
  None          0.75%        0.25%     None      0.75%        0.25%       0.75%        0.25%        None        0.25%

For Global Bond Fund:

         DUAL DISTRIBUTION                                             SELECT PRICING
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
  CLASS A*           CLASS B          CLASS A         CLASS B                  CLASS C                  CLASS D
- -------------------------------------------------------------------------------------------------------------------------
                            ACCOUNT                          ACCOUNT                  ACCOUNT                  ACCOUNT
             DISTRIBUTION MAINTENANCE         DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE
                 FEE          FEE                 FEE          FEE         FEE          FEE         FEE          FEE
- -------------------------------------------------------------------------------------------------------------------------
  None          0.50%        0.25%     None      0.50%        0.25%       0.55%        0.25%        None        0.25%

For Short-Term and Americas Income:

                DUAL DISTRIBUTION                                              SELECT PRICING
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
        CLASS A                 CLASS B          CLASS A         CLASS B                  CLASS C                   CLASS D
- -----------------------------------------------------------------------------------------------------------------------------------
               ACCOUNT                  ACCOUNT                         ACCOUNT                  ACCOUNT                  ACCOUNT
DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE        DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE
    FEE          FEE         FEE          FEE                FEE          FEE         FEE          FEE         FEE          FEE
- -----------------------------------------------------------------------------------------------------------------------------------
    None        0.25%       0.50%        0.25%    None     0.50%        0.25%       0.55%        0.25%        None        0.25%


For Dragon Fund, International Equity and Latin America:

                DUAL DISTRIBUTION                                              SELECT PRICING
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
        CLASS A                 CLASS B          CLASS A         CLASS B                  CLASS C                   CLASS D
- -----------------------------------------------------------------------------------------------------------------------------------
               ACCOUNT                  ACCOUNT                         ACCOUNT                  ACCOUNT                  ACCOUNT
DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE        DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE DISTRIBUTION MAINTENANCE
    FEE          FEE         FEE          FEE                FEE          FEE         FEE          FEE         FEE          FEE
- -----------------------------------------------------------------------------------------------------------------------------------
    None         0.25%       0.75%        0.25%     None      0.75%        0.25%        0.75%        0.25%       None      0.25%

            CLASS B CONVERSION PERIODS*

  Americas Income                             10 years
- ------------------------------------------------------
  Developing Capital                           8 years
- ------------------------------------------------------
  Dragon Fund                                  8 years
- ------------------------------------------------------
  EuroFund                                     8 years
- ------------------------------------------------------
  Global Allocation                            8 years
- ------------------------------------------------------
  Global Bond Fund                            10 years
- ------------------------------------------------------
  Global Holdings                              8 years
- ------------------------------------------------------
  Healthcare Fund                              8 years
- ------------------------------------------------------
  International Equity                         8 years
- ------------------------------------------------------
  Latin America                                8 years
- ------------------------------------------------------
  Pacific Fund                                 8 years
- ------------------------------------------------------
  Short-Term                                  10 years
- ------------------------------------------------------
  Technology Fund                              8 years

* In general, Class B shares of equity Funds will convert approximately 8 years after initial purchase, and Class B shares of taxable or tax-exempt fixed income Funds will convert approximately 10 years after initial purchase. If during the Conversion Period a shareholder exchanges Class B shares with a 10-year Conversion Period for Class B shares with an 8-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be "tacked" onto the holding period for the shares acquired.

. INFORMATION PERTAINING TO THE FUNDS' INVESTMENT ADVISORY ARRANGEMENTS


                                      INVESTMENT ADVISORY
        FUND                               AGREEMENT
                      ------------------------------------------------------------
                                                   MOST RECENT MOST RECENT
                      INVESTMENT   DATE    ANNUAL   DIRECTOR   SHAREHOLDER
                       ADVISER   EXECUTED FEE RATE  APPROVAL    APPROVAL
- ----------------------------------------------------------------------------------
Americas Income          MLAM     7/20/93  0.60%     7/20/93       --
- ----------------------------------------------------------------------------------
Developing Capital       MLAM     6/19/89   1.0%     4/19/94    12/21/90
- ----------------------------------------------------------------------------------
Dragon Fund              MLAM     4/14/92   1.0%     7/20/93       --
- ----------------------------------------------------------------------------------
EuroFund                 MLAM    12/19/86  0.74%      2/1/94     4/22/88
- ----------------------------------------------------------------------------------
Global Allocation        MLAM    12/13/88  0.75%*    4/20/93    12/21/90
- ----------------------------------------------------------------------------------
Global Bond Fund         MLAM     7/17/86  0.60%     7/20/93     9/30/88
- ----------------------------------------------------------------------------------
Global Holdings          MLAM      2/1/90   1.0%     4/19/94    10/12/90
- ----------------------------------------------------------------------------------
Healthcare Fund          MLAM      4/1/92   1.0%     7/20/93     3/06/92
- ----------------------------------------------------------------------------------
International Equity     MLAM     7/20/93  0.75%     7/20/93       --
- ----------------------------------------------------------------------------------
Latin America            MLAM     8/15/91   1.0%     4/19/94    11/30/92
- ----------------------------------------------------------------------------------
Pacific Fund             MLAM     7/29/85  0.60%     4/19/94     9/30/88
- ----------------------------------------------------------------------------------
Short-Term               MLAM     6/12/90  0.55%     7/20/93     8/30/91
- ----------------------------------------------------------------------------------
Technology Fund          MLAM     10/8/91   1.0%     7/20/93     3/06/92
                                                  FEE INFORMATION
                        --------------------------------------------------------------------
                        INVESTMENT ADVISORY FEE     ADVISORY FEE PAYABLE
                         PAID FOR FUND'S MOST       BASED ON NET ASSETS     REIMBURSEMENT OF
        FUND              RECENT FISCAL YEAR           AT RECORD DATE      INVESTMENT ADVISER
                        ---------------------------------------------------------------------
                                 BASED ON AVERAGE            BASED ON NET  DURING FISCAL YEAR
                         FEE      NET ASSETS OF      FEE       ASSETS OF     FOR ACCOUNTING
                        AMOUNT       APPROX.        AMOUNT      APPROX.         SERVICES
                         ($)           ($)           ($)          ($)             ($)
- ---------------------------------------------------------------------------------------------
Americas Income          197,936     93,341,724    818,156    136,359,354        21,800
- --------------------------------------------------------------------------------------------
Developing Capital     3,033,147    303,314,712   4,628,466   462,846,553       101,404
- --------------------------------------------------------------------------------------------
Dragon Fund            5,988,153   7 09,635,017   11,654,297 1,165,429,655       78,380
- --------------------------------------------------------------------------------------------
EuroFund               4,484,339    599,551,739   11,729,182 1,563,890,941       60,042
- --------------------------------------------------------------------------------------------
Global Allocation     18,984,493  2,571,107,849   54,012,524 7,732,695,999      213,891
- --------------------------------------------------------------------------------------------
Global Bond Fund       5,111,447    854,248,252   5,386,072   897,678,605       167,189
- --------------------------------------------------------------------------------------------
Global Holdings        2,329,402    232,940,249   3,968,426   396,842,646       111,045
- --------------------------------------------------------------------------------------------
Healthcare Fund        1,200,254    120,355,142   1,250,546   125,054,625        35,660
- --------------------------------------------------------------------------------------------
International Equity   4,054,791    644,879,564   8,730,692  1,164,092,294      142,452
- --------------------------------------------------------------------------------------------
Latin America          2,091,529    208,626,762   10,076,499 1,007,649,858      130,471
- --------------------------------------------------------------------------------------------
Pacific Fund           4,179,008    696,501,275   8,978,244  1,490,179,857       68,896
- --------------------------------------------------------------------------------------------
Short-Term            12,966,035  2,382,376,500   5,378,768   977,957,854       230,453
- --------------------------------------------------------------------------------------------
Technology Fund        2,476,639     81,601,667   6,064,449   610,457,354        41,958


* MLAM has agreed to waive a portion of its management fee payable by Global Allocation Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of 0.75% to 0.70%, and further reduced from 0.70% to 0.65% for average daily net assets in excess of $5 billion.

. INFORMATION PERTAINING TO CERTAIN FUNDS' SUB-ADVISORY ARRANGEMENTS


                                                                                             FEE INFORMATION
                                                                               -----------------------------------------------
                                                                                                                SUB-
                                                                                 SUB-ADVISORY FEE       ADVISORY FEE PAYABLE
                                           SUB-ADVISORY                        PAID FOR FUND'S MOST      BASED ON NET ASSETS
          FUND                               AGREEMENT                          RECENT FISCAL YEAR         AT RECORD DATE
                        ------------------------------------------------------------------------------------------------------
                                                                                      BASED ON AVERAGE           BASED ON NET
                                                    MOST RECENT MOST RECENT    FEE     NET ASSETS OF      FEE      ASSETS OF
                          SUB-      DATE    ANNUAL   DIRECTOR   SHAREHOLDER  AMOUNT       APPROX.       AMOUNT      APPROX.
                         ADVISER  EXECUTED FEE RATE  APPROVAL    APPROVAL      ($)          ($)           ($)         ($)
- ------------------------------------------------------------------------------------------------------------------------------
  EuroFund              MLAM U.K.  4/29/88  0.15%      2/1/94       --        896,864    599,551,739   2,345,836 1,563,890,941
- ------------------------------------------------------------------------------------------------------------------------------
  Global Allocation     MLAM U.K.  1/18/89   0.10%    4/20/93    12/21/90   2,293,281  2,571,107,849   7,732,696 7,732,695,999
- ------------------------------------------------------------------------------------------------------------------------------
  International Equity  MLAM U.K.  7/20/93    *       7/20/93       --        401,250        *             *           *
- ------------------------------------------------------------------------------------------------------------------------------
  Short-Term            MLAM U.K.  2/25/93    *       7/20/93       --        712,838        *             *           *

* MLAM pays MLAM U.K. a fee in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount that MLAM actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement.

  Except as set forth in the table below, during its most recently completed fiscal year, no Fund engaged in portfolio transactions involving the payment of brokerage commissions:

                         BROKERAGE COMMISSIONS          % OF AGGREGATE DOLLAR AMOUNT
                                                          OF TRANSACTIONS IN WHICH
                                                         BROKERAGE COMMISSIONS PAID
                                                              EFFECTED THROUGH
                  -------------------------------------        MERRILL LYNCH
      FUND        AMOUNT   AMOUNT PAID TO   % PAID TO
                    ($)    MERRILL LYNCH  MERRILL LYNCH
                                ($)
- ------------------------------------------------------------------------------------
  Developing
  Capital        2,504,656    116,527         4.65                  7.35
- ------------------------------------------------------------------------------------
  Dragon Fund    3,002,855     75,638          2.5                  2.1
- ------------------------------------------------------------------------------------
  EuroFund       2,301,224    164,217         7.14                  6.82
- ------------------------------------------------------------------------------------
  Global Allo-
  cation         3,047,988    246,070         8.07                  8.40
- ------------------------------------------------------------------------------------
  Global Hold-
  ings            138,617      4,128          2.98                  3.37
- -----------------------------------------------------------------------------------
  Healthcare
  Fund            326,782      39,566         12.11                19.33
- -----------------------------------------------------------------------------------
  International
  Equity         2,692,776    122,601         4.55                  4.67
- -----------------------------------------------------------------------------------
  Latin America   53,608       8,790          16.40                19.61
- -----------------------------------------------------------------------------------
  Pacific Fund   1,891,212     27,267         1.40                  1.60
- -----------------------------------------------------------------------------------
  Technology
  Fund            158,420        0              0                    0

                                                                       EXHIBIT B

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES

                        CONSOLIDATED BALANCE SHEET AS OF
               DECEMBER 31, 1993 AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

Merrill Lynch Investment Management, Inc.:

We have audited the accompanying consolidated balance sheet of Merrill Lynch Investment Management, Inc. and its subsidiaries (the "Company") as of December 31, 1993. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated balance sheet presents fairly, in all material respects, the financial position of the Company at December 31, 1993 in conformity with generally accepted accounting principles.

Deloitte & Touche
Parsippany, New Jersey
February 28, 1994

           MERRILL LYNCH INVESTMENT MANAGEMENT, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                                                    DECEMBER 31,
                                                                        1993
                                                                    ------------
ASSETS
Cash and cash equivalents.........................................  $  1,664,075
Receivable from affiliated companies:
  Lease transactions..............................................   708,616,571
  Sale of leased investment.......................................    48,312,532
Investments in affiliated limited partnership.....................    62,218,528
Investments in leases:
  Leveraged leases................................................    57,431,668
  Sales-type lease................................................     3,362,521
Investments in affiliated investment companies--(market:
  $26,066,372)....................................................    24,610,184
Fund management and administrative fees receivable................    49,098,914
Fixed assets (net of $11,457,912 accumulated depreciation)........    10,406,280
Prepaid expenses and other assets.................................    15,376,412
                                                                    ------------
Total Assets......................................................  $981,097,685
                                                                    ============
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliates.............................................  $759,321,639
Accrued liabilities and other payables............................     8,432,888
Deferred income--unearned fees....................................     7,007,406
Deferred income taxes:
  Arising from leveraged leases...................................    52,938,886
  Arising from sales-type lease...................................     1,351,622
  Other...........................................................    43,685,367
                                                                    ------------
Total liabilities.................................................   872,737,808
                                                                    ------------
Stockholder's Equity:
Common stock, par value $1.00 per share--authorized 25,000 shares;
  outstanding 10,000 shares.......................................        10,000
Additional paid-in capital........................................    23,266,792
Accumulated translation adjustment................................       642,388
Retained earnings.................................................    84,440,697
                                                                    ------------
Total stockholder's equity........................................   108,359,877
                                                                    ------------
Total Liabilities and Stockholder's Equity........................  $981,097,685
                                                                    ============

                    See notes to consolidated balance sheet.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                      NOTES TO CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION

  Merrill Lynch Investment Management, Inc. and its subsidiaries (the "Company"), serve as investment adviser to certain registered investment companies, and provide investment advisory services for individuals and institutions. Merrill Lynch Investment Management, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co.").

  The Company's consolidated balance sheet reflects its 100 percent ownership of Merrill Lynch Funds Distributor, Inc., a distributor of shares of various affiliated managed registered investment companies, Fund Asset Management, Inc., an investment adviser to various registered investment companies and a lessor participant in leveraged lease agreements, Merrill Lynch International Asset Management, Ltd., a Channel Islands based investment adviser and Princeton Administrators, Inc., an administrator to certain non-affiliated investment companies, and its 60% ownership of Merrill Lynch International Capital Management Co., a Japan based investment advisor.

 CASH AND CASH EQUIVALENTS

  For purposes of the consolidated balance sheet, cash and cash equivalents include marketable securities with initial maturity dates of less than three months. The carrying amount approximates fair value because of the short maturity of those instruments.

 FIXED ASSETS

  Fixed assets are recorded at cost and consist principally of furniture and equipment. Depreciation is calculated using the straight-line method over a period ranging from 3 to 10 years.

 DEFERRED INCOME--UNEARNED FEES

  Investment advisory services are billed at the beginning of the period for which services are to be rendered. The fee is deferred and credited to income on a pro rata basis over the period of the contract, which normally does not exceed one year.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)

 INCOME TAXES

  The results of operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML&Co. It is the policy of ML&Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. In 1992, ML&Co. adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

 TRANSACTIONS WITH AFFILIATES

  The Company serves as an investment adviser for certain investment companies. In addition, the Company, through its 100% owned subsidiary, Princeton Administrators, Inc., serves as an administrator for certain non-affiliated investment companies. Management fees earned as adviser and administrator are based on a percentage of the net assets of each investment company. Such fees are recognized in the period earned.

  The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

  The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate which provides that the Company, which receives revenue as investment adviser to certain investment companies (the "Funds"), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

  In connection with the formation of certain affiliated investment companies (the "Investment Companies"), the Company has reimbursed MLPF&S for subscription expenses incurred in offering the Investment Companies' shares for sale. The unamortized balance included in prepaid expenses and other assets totalled $5,276,842 as of December 31, 1993.

  The Company has unsecured note agreements with ML&Co. for $700,000,000. These amounts bear interest at a floating rate approximating ML&Co's. average borrowing rate, of which $650,000,000 is payable on demand and $50,000,000 is due August 26, 1994. In addition, the Company has certain other amounts payable to affiliates.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)

  During 1992, the Company's investments in Merrill Lynch Interfunding, Inc. and Merlease Leasing Corp. were sold to an affiliate at book value. Receivable from affiliated companies-lease transactions represents the proceeds from this transaction.

  The Company has a 98 percent limited partnership interest in ML Plainsboro Limited Partnership ("MLP"), whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

  The "Receivable from affiliated companies" arising from lease transactions is summarized as follows:

   Monies advanced to fund lease transactions................... $(103,476,954)
   Tax benefits allocated to the Company by ML&Co...............    88,699,254
   Proceeds from sale of subsidiaries...........................   684,115,048
   Other........................................................    39,279,223
                                                                 -------------
     Total...................................................... $ 708,616,571
                                                                 =============

  ML&Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML&Co. credits the Company for interest at a floating rate approximating ML&Co.'s average borrowing rate based on the Company's average daily balance due to/from ML&Co.

 INVESTMENTS IN LEASES

  The Company is a lessor participant in leveraged lease agreements. Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                                    ESTIMATED
                                             LENGTH OF            RESIDUAL VALUE
                                               LEASE     EQUITY     OF LEASED
               TYPE OF PROPERTY               (YEARS)  INVESTMENT    PROPERTY
               ----------------              --------- ---------- --------------
   Generating plant.........................   24-25     34.06%        15.0%

  Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED) collateralized by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

  The Company's net investment in leveraged leases is summarized as follows:

   Rentals receivable (net of principal and interest on nonre-
     course debt)............................................... $ 66,075,030
   Estimated residual values of leased assets...................   18,964,143
   Less:
     Unearned and deferred income...............................  (26,617,505)
     Allowance for uncollectibles...............................     (990,000)
                                                                 ------------
   Investment in leveraged leases...............................   57,431,668
   Less deferred taxes arising from leveraged leases............  (52,938,886)
                                                                 ------------
   Net investment in leveraged leases........................... $  4,492,782
                                                                 ============

  In 1993, one of the Company's subsidiaries sold its equity interest in a chemical tanker previously accounted for as a leveraged lease. The sale resulted in an after-tax gain of $112,000.

  The Company's investment in the sales-type lease consisted of the following elements at December 31, 1993:

   Minimum lease payments receivable................................ $3,672,000
   Less:
     Unearned income................................................    (59,479)
     Allowance for uncollectibles...................................   (250,000)
                                                                     ----------
   Investment in sales-type financing leases........................ $3,362,521
                                                                     ==========

  At December 31, 1993, minimum lease payments receivable are $3,672,000 for 1994.

  For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the outstanding long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                NOTES TO CONSOLIDATED BALANCE SHEET--(CONTINUED)

lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML&Co. In the later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net deductions arising from additional leveraged lease transactions do not offset such lease income). Deferred taxes have been provided to reflect these temporary differences.

 INCOME TAXES

  As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to the Parent. At December 31, 1993, the Company had a current Federal tax receivable of $1,015,000 and current state tax payable of $2,900,000 to the Parent.

 PENSION PLAN

  The Company participates in the ML&Co. Comprehensive Retirement Program (the "Program"), consisting of the Retirement Accumulation Plan ("RAP") and the Employee Stock Ownership Plan (the "ESOP"). Both plans became effective January 1, 1989. Under the Program, cash contributions made by the Company and the ML&Co. stock held by the ESOP are allocated quarterly to participant's accounts. Allocations are based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

 NAME CHANGE

  Effective December 28, 1991, the Company, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc., ("MLIM"). MLIM does business under the name "Merrill Lynch Asset Management".

 LITIGATION

  The Company is a party to certain lawsuits arising from the normal conduct of its business. While the ultimate result of the lawsuits against the Company cannot be predicted with certainty, management does not expect that these matters will have a material adverse effect on the Company's financial position or the results of its operations.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                NOTES TO CONSOLIDATED BALANCE SHEET--(CONCLUDED)

 SUBSEQUENT EVENT

  Effective January 1, 1994, the Company contributed certain net investment advisory assets to Merrill Lynch Asset Management, L.P., a newly formed Delaware limited partnership, in exchange for a 99% limited partnership interest. The general partner, Princeton Services, Inc. (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) contributed 1% of the value of the net investment advisory assets in exchange for its 1% general partnership interest. The partnership's profits and losses are to be allocated in proportion to the capital contributions of the partners.

                      MERRILL LYNCH ASSET MANAGEMENT

                               U.K. LIMITED

                  BALANCE SHEET AS OF 31ST DECEMBER 1993

                     AND INDEPENDENT AUDITORS' REPORT

REPORT OF THE AUDITORS

To The Directors of Merrill Lynch Asset Management U.K. Limited:

In our opinion the balance sheet and accompanying accounting policies and notes have been properly extracted from the statutory financial statements of Merrill Lynch Asset Management U.K. Limited for the year ended 31st December 1993.

Touche Ross & Co.

Chartered Accountants

& Registered Auditors

Peterborough Court

133 Fleet Street

London

EC4A 2TR

15 August 1994

                MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED

                    BALANCE SHEET AT 31ST DECEMBER 1993

                                                  1993              1992
                                            -----------------  ---------------
                                      NOTES     (Pounds)          (Pounds)
CURRENT ASSETS
Debtors..............................    2          3,326,463          774,670
CURRENT LIABILITIES
Creditors:
  Amounts falling due within one
    year.............................    3         (1,684,031)        (273,974)
                                            -----------------  ---------------
Net Current Assets...................       (Pounds)1,642,432  (Pounds)500,696
                                            =================  ===============
CAPITAL AND RESERVES
Called up share capital..............    4             56,000           56,000
Profit and loss account..............    5          1,586,432          444,696
                                            -----------------  ---------------
Total Capital and Reserves...........       (Pounds)1,642,432  (Pounds)500,696
                                            =================  ===============

                        See notes to balance sheet.

                MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED

     NOTES TO THE BALANCE SHEET FOR THE YEAR ENDED 31ST DECEMBER 1993

1. Accounting Policies

  Basis of accounting--The financial statements have been prepared in accordance with applicable accounting standards. The particular accounting policies adopted are described below.

  Accounting Period--For financial reporting purposes the company's financial year consists of a fifty-two or fifty-three week period ending on the last Friday in December.


  Deferred Taxation--Deferred taxation is provided at the anticipated tax rates on timing differences arising from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in the financial statements to the extent that it is probable that a liability or asset will crystallise in the future.


  Foreign Currency--Transactions denominated in foreign currencies are translated into sterling using weighted average rates of exchange during the year. Balances denominated in foreign currencies are translated into sterling using the rates of exchange ruling at the balance sheet date. Exchange differences arising are dealt with in the profit and loss account.

                                                  1993              1992
                                                  ----              ----
                                                (Pounds)          (Pounds)
2. Debtors
  Amounts falling due within one year:
  Amounts owed by fellow subsidiaries.....          3,315,827          755,082
  Prepayments and accrued income..........              9,338           14,954
  Deferred taxation (Accelerated Capital
    Allowances)...........................              1,298            2,325
    Other debtors.........................                --             2,309
                                           ------------------ ----------------
                                           (Pounds) 3,326,463 (Pounds) 774,670
                                           ================== ================
3. Creditors: Amounts Falling Due Within
  One Year
  Amounts owed to fellow subsidiaries.....            307,437           10,592
  Corporation tax payable.................            841,336          263,382
  Other creditors.........................            535,258              --
                                           ------------------ ----------------
                                           (Pounds) 1,684,031 (Pounds) 273,974
                                           ================== ================

                                                    1993             1992
                                                    ----             ----
                                                  (Pounds)         (Pounds)
4. Called Up Share Capital
  Authorised shares of (Pounds)1 each........  (Pounds) 75,000  (Pounds) 75,000
                                               ===============  ===============
  Allotted, called up and fully paid shares
    of (Pounds)1 each........................  (Pounds) 56,000  (Pounds) 56,000
                                               ===============  ===============
5. Statement Of Movements On Reserves
                                                     PROFIT AND
                                                   LOSS ACCOUNT  TOTAL (Pounds)
                                              (Pounds) THOUSAND        THOUSAND
                                              ----------------- ---------------
  At beginning of the year...................              444              444
  Profit retained for the year...............            1,142            1,142
                                               ---------------  ---------------
  At end of the year.........................            1,586            1,586
                                               ===============  ===============
6. Ultimate Holding Company

  The company's ultimate parent company is Merrill Lynch & Co., Inc., a company incorporated in the State of Delaware in the United States of America. The principal place of business of Merrill Lynch & Co., Inc., is the World Financial Center, New York, NY 10281, USA. The parent of the smallest group, which prepares group accounts is Merrill Lynch Europe Limited whose principal place of business is Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY.

                                                                       EXHIBIT C

             EXISTING INVESTMENT RESTRICTIONS RELATING TO EACH FUND

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

As shown in the Prospectus:

Investment Restrictions

  Among its fundamental policies, the Fund may not invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities. While the Fund does not intend to purchase illiquid securities in an amount exceeding 15% of its total assets, the Fund may purchase, without regard to that limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. (Under the laws of certain states, the Fund is presently limited with respect to investments in illiquid securities to 10% of its total assets.) The Board of Directors has adopted guidelines regarding certain foreign debt securities which may be held by the Fund and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of such securities. The Board of Directors, however, has retained oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

  Other fundamental policies include policies which (i) prohibit investment of more than 25% of the Fund's total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than debt securities issued or guaranteed by a Western Hemisphere governmental entity), except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the financial services industry or (ii) restrict the issuance of senior securities and limit borrowings except that the Fund may borrow amounts up to 33 1/3% of its total assets and up to an additional 5% of its assets for temporary purposes.

                       MERRILL LYNCH AMERICAS INCOME FUND

As shown in the Statement of Additional Information:

Investment Restrictions

  The Fund may not:

  1. Make investments for the purpose of exercising control or management.

  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

  3. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  4. Purchase or sell commodities or commodity contracts, except that the Fund may engage in transactions involving commodities in order to hedge against interest rate, market or currency risks or to increase investment return provided that such transactions will not result in the Fund having to register as a "commodity pool" under applicable regulations of the Commodity Futures Trading Commission.

  5. Issue senior securities (including borrowing money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Fund's obligations under interest rate swaps are not treated as senior securities.

  6. Make loans to other persons (except as provided in (7) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government securities, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

  7. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value.

  8. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities.

  9. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

  10. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

  11. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry (other than debt securities issued or guaranteed by a Western Hemisphere governmental entity), except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the financial services industry.

  The Board of Directors has established the policy that the Fund will not purchase or retain the securities of any issuer if those individual officers and Directors of the Fund, the officers and directors of the Investment Adviser, or the Distributor each owning beneficially more than one-half of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer. Portfolio securities of the Fund may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal.

  The Fund has adopted a policy pursuant to which it will not invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York or American Stock Exchanges. For purposes of this policy, warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund also has adopted a policy pursuant to which it will not invest in real estate limited partnerships or in oil, gas or mineral leases. In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of the Fund's shares at the maximum offering price. Under the laws of certain states, the Fund presently is limited with respect to the investments described in investment restriction (8) above to 10% of its total assets. The policies set forth in this paragraph may be amended without the approval of the Fund's shareholders.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 10% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

As shown in the Prospectus:

Investment Restrictions

  Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers of any particular industry (excluding the United States Government and its agencies or instrumentalities). Other fundamental policies include policies which (i) limit investments in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 10% of its net assets, taken at market value, would be invested in such securities, (ii) limit investments in securities of other investment companies, except in connection with certain specified transactions and with respect to investments of up to 20% of the Fund's assets in securities of closed-end investment companies and (iii) restrict the issuance of senior securities and limit bank borrowings except that the Fund may borrow amounts of up to 10% of its assets for extraordinary purposes or to meet redemptions. The Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments, or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income. Although not a fundamental policy, the Fund will include OTC options and the securities underlying such options in calculating the amount of its total assets subject to the limitation set forth in clause (i) above. However, as discussed above, the Fund may treat the securities it uses as cover for written OTC options as liquid and, therefore, will exclude such securities from this restriction, provided it follows a specified procedure. The Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position regarding OTC options, as discussed above.

              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

As shown in the Statement of Additional Information:

Investment Restrictions

  The Fund may not:

  1. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

  2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

  3. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
(ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

  4. Purchase or sell real estate (including real estate limited partnerships), except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

  5. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin.

  6. Make short sales of securities or maintain a short position.

  7. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities as set forth in (8) below.

  8. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans may only be made in accordance with the guidelines set forth above.

  9. Issue senior securities, borrow money or pledge its assets in excess of 20% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

  10. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are otherwise not readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if at the time of acquisition more than 10% of its net assets would be invested in such securities.

  11. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

  12. Purchase or sell interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

  Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

    (i) Invest in warrants if at the time of acquisition its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    (ii) Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

    (iii) Invest in securities of corporate issuers having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of its total assets, taken at market value, would be invested in such securities.

    (iv) Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent described in the Fund's Prospectus and in this Statement of Additional Information, as amended from time to time.

    (v) Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

  Under the laws of a certain state, the Fund currently may not pay the Manager a management fee with respect to the Fund's assets invested in the shares of another investment company on which such other investment company is charging a management fee. The Manager has agreed to waive its management fee to the extent necessary to comply with this current state law requirement.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 10% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

                        MERRILL LYNCH DRAGON FUND, INC.

As shown in the Prospectus:

Investment Restrictions

  Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers of any particular industry (excluding the U.S. Government and its agencies or instrumentalities). Other fundamental policies include policies which (i) limit investments in securities which are (a) subject to material legal restrictions on repatriation of assets or (b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in such securities and (ii) restrict the issuance of senior securities and limit bank borrowings, except that the Fund may borrow amounts of up to 33 1/3% of its assets for extraordinary purposes or to meet redemptions. As a non-fundamental policy, the Fund will, for purposes of the 25% restriction set forth above and to the extent required by the Securities and Exchange Commission, consider securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

  While the Fund may not purchase illiquid securities in an amount exceeding 15% of its net assets (or 10%, as presently required by state law), the fund may purchase without regard to that limitation securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  The Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  Although not a fundamental policy, the Fund will include OTC options and the securities underlying such options in calculating the amount of its assets subject to the limitation set forth in clause (i) above. However, as discussed above, the Fund may treat the securities it uses as cover for written OTC options as liquid and, therefore, will exclude such securities from this restriction, provided it follows a specified procedure. The Fund will not change or modify this policy prior to the change or modification by the Securities and Exchange Commission staff of its position regarding OTC options, as discussed above.

                        MERRILL LYNCH DRAGON FUND, INC.

As shown in the Statement of Additional Information:

Investment Restrictions

  The Fund may not:

  1. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

  2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control of management.

  3. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase of securities of investment companies and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such Company, or (iii) 10% of Fund's assets, taken at market value, would be invested in such securities. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

  4. Purchase or sell real estate (including real estate limited partnerships), except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

  5. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin.

  6. Make short sales of securities or maintain a short position.

  7. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, or participations therein, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities as set forth in (8) below.

  8. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans may only be made in accordance with the guidelines set forth above.

  9. Issue senior securities, borrow money or pledge its assets in excess of 33 1/3% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained, exclusively for settlements of other securities transactions. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

  10. Invest in securities which (i) are subject to material legal restrictions on repatriation of assets or (ii) cannot be readily resold because of legal or contractual restrictions or which are otherwise not readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if at the time of acquisition more than 15% of its net assets would be invested in such securities. While the Fund will not purchase illiquid securities and assets subject to material legal restrictions on repatriation in an amount exceeding 15% of its net assets, the Fund may purchase, without regard to that limitation, securities that are not registered under the Securities Act of 1933 (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid.

  11. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter in selling portfolio securities.

  12. Purchase or sell interests (including leases) in oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

  Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

    (i) Invest in warrants if at the time of acquisition its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    (ii) Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

    (iii) Invest in securities of corporate issuers having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of its total assets, taken at market value, would be invested in such securities.

    (iv) Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent described in the Fund's Prospectus and in this Statement of Additional Information, as amended from time to time.

    (v) Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or any subsidiary thereof each owning beneficially more than of 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    (vi) Invest more than 10% of its net assets in securities of real estate investment trusts.

  The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased over-the-counter options ("OTC") and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% (presently, further limited to 10% by the law of certain states) of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

                             MERRILL LYNCH EUROFUND

As shown in the Prospectus:

Investment Restrictions

  Among the more significant restrictions, the Fund may not:

    --Invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restrictions shall not apply to securities issued or guaranteed by the government of the United States or any of its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any European country or any agency or instrumentality thereof, or any European supranational governmental or regulatory organization.

    --Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

    --Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

  Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act or fail to meet the diversification requirements of the Internal Revenue Code.

  Other fundamental policies include policies which (i) limit investments in securities which cannot be readily sold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 5% of its total assets, taken at market value, would be invested in such securities; (ii) limit investments in securities of issuers having a record, together with predecessors, of less than three years of continuous operation if more than 5% of its total assets, taken at market value, would be invested in such securities; (iii) limit investments in securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter, not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities; and (iv) limit the purchase or sale of real estate by the Fund, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                             MERRILL LYNCH EUROFUND

As shown in the Statement of Additional Information:

Investment Restrictions

  The Fund may not:

  1. Make investments for the purpose of exercising control or management.

  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

  3. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  4. Purchase or sell commodities or commodity contracts except that the Fund may deal in forward foreign exchange between currencies of the different countries in which its portfolio securities are denominated and the Fund may purchase or sell currency options, currency futures contracts and related options on the currencies of the countries in which it may invest.

  5. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position.

  6. Make loans to other persons (except as provided in (7) below); provided that for purposes of this restriction the acquisition of a portion of publicly distributed bonds, debentures, or other corporate debt securities and investment in Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

  7. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth in the Prospectus. See "Investment Objective and Policies--Lending of Portfolio Securities".

  8. Issue senior securities or borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, the Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. (See restriction (9) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts.)

  9. Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (7) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowing mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value. (For the purpose of this restriction and restriction (7) above, collateral arrangements with respect to the writing of options, futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be a pledge of assets and neither such arrangements nor the purchase and sale of options, futures and related options are deemed to be the issuance of a senior security.)

  10. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 5% of its total assets, taken at market value, would be invested in such securities.

  11. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

  12. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

  13. Invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operation if more than 5% of its total assets, taken at market value, would be invested in such securities.

  14. Enter into repurchase agreements if, as a result, more than 10% of the Fund's total assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

  As described in restrictions 2 and 3, the Fund is subject to limitations regarding investments in other investment companies and in real estate. Investments in closed-end investment companies involve additional costs to the Fund in the form of management, advisory, administrative and other fees of such closed-end companies that would not be incurred in the case of direct investments by the Fund in the underlying securities. The Fund has no present intention of investing more than 5% of its total assets in other investment companies. Furthermore, the Fund has no present intention of investing more than 5% of its total assets in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased over-the-counter options ("OTC options") and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 10% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  The Trustees have established the policy that the Fund will not purchase or retain the securities of any issuer if those individual officers and Trustees of the Fund, or officers and general partner of the Manager, the directors of such general partner or the directors and officers of the

Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer. Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

  The Trustees have established the policy that the Fund will not purchase real estate limited partnership interests or oil, gas or other mineral leases.

  The Fund has adopted a policy pursuant to which it will not invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market value, would exceed 10% of the Fund's net assets. For purposes of this policy, warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The policy set forth in this paragraph may be amended by the Trustees without the approval of the Fund's shareholders.

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

As shown in the Prospectus:

Investment Restrictions

  Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers of any particular industry (excluding the U.S. Government and its agencies or instrumentalities). Other fundamental policies include policies which (i) limit investments in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 10% of its net assets, taken at market value, would be invested in such securities, (ii) limit investments in securities of other investment companies, except in connection with certain specified transactions and with respect to investments of up to 10% of the Fund's assets in securities of closed-end investment companies and (iii) restrict the issuance of senior securities and limit bank borrowings except that the Fund may borrow amounts of up to 10% of its assets for extraordinary purposes or to meet redemptions. The Fund will not purchase securities while borrowings exceed 5% of its total assets. The Fund has no present intention to borrow money in amounts exceeding 5% of its total assets. Although not a fundamental policy, the Fund will include OTC options and the securities underlying such options in calculating the amount of its total assets subject to the limitation set forth in clause
(i) above. However, as discussed above, the Fund may treat the securities it uses as cover for written OTC options as liquid, and, therefore, will be excluded from this restriction, provided it follows a specified procedure. The Fund will not change or modify this policy prior to the change or modification by the Securities and Exchange Commission staff of its position regarding OTC options, as discussed above.

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

As shown in the Statement of Additional Information:

Investment Restrictions

  The Fund may not:

  1. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

  2. Make investments for the purpose of exercising control or management.

  3. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
(ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities.

  4. Purchase or sell real estate (including real estate limited partnerships), except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

  5. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin.

  6. Make short sales of securities or maintain a short position.

  7. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities as set forth in (8) below.

  8. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans may only be made in accordance with the guidelines set forth above.

  9. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings. (For the purposes of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.) The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

  10. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if at the time of acquisition more than 10% of its net assets would be invested in such securities. Asset-backed securities which the Fund has the option to put to the issuer or a stand-by bank or broker and receive the principal amount or redemption price thereof less transaction costs on no more than seven days' notice or when the Fund has the right to convert such securities into a readily marketable security in which it could otherwise invest upon not less than seven days' notice are not subject to this restriction.

  11. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

  12. Purchase or sell interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

  Additional investment restrictions adopted by the Fund, which may be changed by the Directors, provide that the Fund may not:

    (i) Invest in warrants if at the time of acquisition its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    (ii) Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

    (iii) Invest in securities of corporate issuers having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of its total assets, taken at market value, would be invested in such securities.

    (iv) Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent described in the Fund's Prospectus and in this Statement of Additional Information, as amended from time to time.

    (v) Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    (vi) Invest more than 35% of its assets in obligations rated below Baa or BBB by Moody's or S&P, respectively.

    (vii) Purchase oil, gas or other mineral leases.

  The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 10% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

As shown in the Prospectus:

Investment Restrictions

  Among its fundamental policies, the Fund may not invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 10% of its total assets, taken at market value would be invested in such securities. Other fundamental policies include policies which (i) limit investments in securities of other investment companies, except in connection with certain specified transactions and with respect to investments of up to 10% of the Fund's assets in securities of closed-end investment companies and
(ii) restrict the issuance of senior securities and limit bank borrowings except that the Fund may borrow amounts of up to 10% of its assets for extraordinary purposes or to meet redemptions. The Fund has no present intention to invest more than 5% of its total assets in other investment companies or to issue senior securities in amounts exceeding 5% of its total assets.

          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

As shown in the Statement of Additional Information:

Investment Restrictions

  The Fund may not:

  1. Make investments for the purpose of exercising control or management.

  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

  3. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  4. Purchase or sell commodities or commodity contracts except that the Fund may deal in forward foreign exchange between currencies in which its portfolio securities are denominated and the Fund may purchase and sell interest rate and currency options, futures contracts and related options.

  5. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of corporate issuers in any particular industry.

  6. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position. (The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin.)

  7. Make loans to other persons (except as provided in (8) below), provided that for purposes of this restriction the acquisition of a portion of publicly distributed bonds, debentures, or other corporate debt securities and investment in governmental and supranational obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

  8. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in the Prospectus.

  9. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of options, futures or related options are deemed to be the issuance of a senior security.)

  10. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 10% of its net assets, taken at market value, would be invested in such securities.

  11. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

  12. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

  13. Invest in securities of corporate issuers having a record, together with predecessors, of less than three years of continuous operation if more than 5% of its total assets, taken at market value, would be invested in such securities.

  As described in restrictions (2) and (9) above, the Fund is subject to limitations regarding investments in other investment companies and the issuance of senior securities. The Fund has no present intention to invest more than 5% of its total assets in other investment companies or to issue senior securities, as defined in restriction (9), in amounts exceeding 5 percent of its total assets.

                         MERRILL LYNCH GLOBAL HOLDINGS

As shown in the Prospectus:

Investment Restrictions

  Among the more significant restrictions, the Company may not:

    --Invest in the securities of any one issuer if, immediately after and as a result of such investment the value of the holdings of the Company in the securities of such issuer exceeds 5% of the Company's total assets, taken at market value, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities or, with respect to 25% of the Company's total assets, to securities issued or guaranteed by the government of any country which is a member of the Organization for Economic Co-operation and Development (OECD).

    --Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Company owns more than 10% of the outstanding voting securities of such issuer.

    --Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

  Nothing in the foregoing investment restrictions shall be deemed to prohibit the Company from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Company by the issuer, except that no such purchase may be made if as a result the Company will no longer be a diversified investment company as defined in the Investment Company Act or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended.

                         MERRILL LYNCH GLOBAL HOLDINGS

As shown in the Statement of Additional Information:

Investment Restrictions

  The Company may not:

  1. Make investments for the purpose of exercising control or management.

  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Company's total assets, taken at market value, would be invested in such securities.

  3. Purchase or sell real estate; provided that the Company may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  4. Purchase or sell commodities or commodity contracts, except that the Company may deal in forward foreign exchange between currencies of the different countries in which it may invest and the Company may purchase or sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

  5. Purchase any securities on margin, except that the Company may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position. The payment by the Company of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin. Also, engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

  6. Make loans to other persons (except as provided in (7) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

  7. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth below.

  8. Borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Company shares. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, the Company will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. (See restriction (9) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts.)

  9. Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (7) above), as security for indebtedness, any securities owned or held by the Company except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Company's total assets, taken at market value. [In order to comply with certain state statutes, the Company will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of the Company's shares at the maximum offering price.] (For the purpose of this restriction and restriction (8) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.)

  10. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 5% of its total assets, taken at market value, would be invested in such securities.

  11. Underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

  12. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

  13. Invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operation if more than 5% of its total assets, taken at market value, would be invested in such securities.

  Subject to investment restriction (7) above, the Company may from time to time lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Such cash will be invested in short-term securities, which will increase the current income of the Company. Such loans will not be for more than 30 days and will be terminable at any time. The Company will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Company may pay reasonable fees to persons unaffiliated with the Company for services in arranging such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

  The Board of Directors has established the policy that the Company will not purchase or retain the securities of any issuer if those individual officers and directors of the Company, the Investment Adviser, or the Distributor each owning beneficially more than 1/2 of 1% of the securities of such issuer may own in the aggregate more than 5% of the securities of such issuer. Portfolio securities of the Company may not be purchased from, sold or loaned to the Investment Adviser, Nomura Capital Management, Inc. ("NCM") and Lombard Odier International Portfolio Management Limited ("LOIPM") or their affiliates or any of their directors, officers or employees, acting as principal.

  The Company has adopted a policy pursuant to which it will not invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Company's net assets; included within such limitation, but not to exceed 2% of the Company's net assets, are warrants which are not listed on the New York or American Stock Exchanges. For purposes of this policy, warrants acquired by the Company in units or attached to securities may be deemed to be without value. The Company also has adopted a policy pursuant to which it will not invest in real estate limited partnerships or in oil, gas or mineral leases. The policies set forth in this paragraph may be amended without the approval of the Company's shareholders.

  The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Company, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Company and margin deposits on the Company's existing OTC options on futures contracts exceed 10% of the net assets of the Company, taken at market value, together with all other assets of the Company which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Company to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and if the Company has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Company will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Company and may be amended by the Board of Directors of the Company without the approval of the Company's shareholders. However, the Company will not change or modify this policy prior to the change or modification by the Securities and Exchange Commission staff of its position.

                      MERRILL LYNCH HEALTHCARE FUND, INC.

As shown in the Prospectus:

Investment Restrictions

  Among the more significant restrictions, the Company may not:

    --Invest in the securities of any single issuer, if immediately after and as a result of such investment, the Company owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer; or

    --Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

  Other fundamental policies include policies which limit investments in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities more than 10% of the Company's total assets, taken at market value, would be invested in such securities. While the Company will not purchase illiquid securities in an amount exceeding 10% of its total assets, the Company may purchase, without regard to that limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act") but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors has determined to treat as liquid Rule 144A securities which are freely tradeable in their primary markets offshore. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of other restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Notwithstanding the above, because of certain state law requirements, the Company may presently be precluded from purchasing restricted securities sold and offered under Rule 144A, together with securities which are illiquid, in excess of 10% of the Company's net assets. In addition, since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Company's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Company to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

                      MERRILL LYNCH HEALTHCARE FUND, INC.

As shown in the Statement of Additional Information:

Investment Restrictions

  The Company may not:

  1. Make investments for the purpose of exercising control or management.

  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Company's total assets, taken at market value, would be invested in such securities.

  3. Purchase or sell real estate, provided that the Company may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  4. Purchase or sell commodities or commodity contracts, except that the Company may deal in forward foreign exchange between currencies of the different countries in which it may invest and the Company may purchase or sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

  5. Purchase any securities on margin, except that the Company may obtain such short-term credit as may be necessary for the clearance of purchase and sales of portfolio securities, or make short sales of securities or maintain a short position. The payment by the Company of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin. Also, engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

  6. Make loans to other persons (except as provided in (7) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

  7. Lend its portfolio securities in excess of 10% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth below.

  8. Borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Company shares. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, the Company will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. (See restriction (9) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts.)

  9. Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (7) above), as security for indebtedness, any securities owned or held by the Company except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Company's total assets, taken at market value. (In order to comply with certain state statutes, the Company will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of the Company's shares at the maximum offering price.) (For the purpose of this restriction and restriction (8) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.)

  10. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 10% of its total assets, taken at market value, would be invested in such securities.

  11. Underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

  12. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

  Subject to investment restriction (7) above, the Company may from time to time lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Such cash will be invested in short-term securities, which will increase the current income of the Company. Such loans will not be for more than 30 days and will be terminable at any time. The Company will have the right to regain ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Company may pay reasonable fees to persons unaffiliated with the Company for services in arranging such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

  With respect to investment restriction (10) above, while the Company will not purchase illiquid securities in an amount exceeding 10% of its assets, the Company may purchase, without regard to that limitation, and to the extent permitted by applicable state law, securities that are not registered under the Securities Act but that can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines regarding such securities which may be held by the Company and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of such securities. The Board of Directors, however, will retain oversight and is ultimately responsible for the determinations.

  Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Company's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Company to the extent that qualified institutional buyers became for a time uninterested in purchasing these securities.

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND

As shown in the Prospectus:

Investment Restrictions

  Among the more significant restrictions, the Fund may not:

    --Invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country which is a member of the Organization for Economic Co-operation and Development (OECD).

    --Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

    --Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

  Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended.

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND

As shown in the Statement of Additional Information:

Investment Restrictions

  The Fund may not:

  1. Make investments for the purpose of exercising control or management.

  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
(ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund's total assets, taken at market value, would be invested in all such securities.

  3. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  4. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and that the Fund may purchase or sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

  5. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin. Also, engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

  6. Make loans to other persons (except as provided in (7) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

  7. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth below.

  8. Borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, the Fund will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments and to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. (See restriction
(9) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts.)

  9. Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (7) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value. (For the purpose of this restriction and restriction (8) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.)

  10. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities.

  11. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

  12. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

  The Board of Trustees has established the policy that the Fund will not purchase or retain the securities of any issuer if those individual officers and Trustees of the Fund, the officers and directors of the Investment Adviser, or the Distributor each owning beneficially more than one-half of

1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer. Portfolio securities of the Fund may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal. The Board of Trustees has also established the policy that the Fund will not invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operation if more than 5% of its total assets, taken at market value, would be invested in such securities. The Fund has adopted a policy pursuant to which it will not invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York or American Stock Exchanges. For purposes of this policy, warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund also has adopted a policy pursuant to which it will not invest in real estate limited partnerships or in oil, gas or mineral leases. In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of the Fund's shares at the maximum offering price. Under the law of certain states, the Fund presently is limited with respect to the investments described in investment restriction (10) above to 10% of its net assets. The policies set forth in this paragraph may be amended without the approval of the Fund's shareholders.

  The staff of the Securities and Exchange Commission has taken the position that purchased over-the-counter ("OTC") options and the assets used as a cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. (Under the law of certain states, the Fund presently is limited with respect to such investments to 10% of its net assets.) However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Trustees of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Securities and Exchange Commission staff of its position.

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

As shown in the Prospectus:

Investment Restrictions

  Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers of any particular industry (including the securities issued or guaranteed by the government of any one foreign country, but excluding the U.S. Government and its agencies or instrumentalities). Other fundamental policies include policies which (i) limit investments in securities which are (a) subject to material legal restrictions on repatriation of assets or (b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 10% of its net assets, taken at market value would be invested in such securities and (ii) restrict the issuance of senior securities and limit bank borrowings, except that the Fund may borrow amounts of up to 20% of its assets for extraordinary purposes or to meet redemptions.

  While the Fund will not purchase illiquid securities in an amount exceeding 10% of its net assets, the Fund may purchase, without regard to that limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  The Fund will not purchase securities while borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  Although not a fundamental policy, the Fund will include OTC options and the securities underlying such options in calculating the amount of its total assets subject to the limitation set forth in clause (i) above. However, as discussed above, the Fund may treat the securities it uses as cover for written OTC options as liquid and, therefore, will exclude such securities from this restriction, provided it follows a specified procedure. The Fund will not change or modify this policy prior to the change or modification by the Securities and Exchange Commission staff of its position regarding OTC options, as discussed above.

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

As shown in the Statement of Additional Information:

Investment Restrictions

  The Fund may not:

  1. Invest more than 10% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (including the securities issued or guaranteed by the government of any one foreign country, but excluding the U.S. Government and its agencies and instrumentalities).

  2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

  3. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase of securities of closed-end investment companies and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

  4. Purchase or sell real estate (including real estate limited partnerships), except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

  5. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin.

  6. Make short sales of securities or maintain a short position.

  7. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities as set forth in (8) below.

  8. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans may only be made in accordance with the guidelines set forth above.

  9. Issue senior securities, borrow money or pledge its assets in excess of 20% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures, contracts, options on futures, contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

  10. Invest in securities which (i) are subject to material legal restrictions on repatriation of assets or (ii) cannot be readily resold because of legal or contractual restrictions or which are otherwise not readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if at the time of acquisition more than 10% of its total assets would be invested in such securities. While the Fund will not purchase illiquid securities and assets subject to material legal restrictions on repatriation in an amount exceeding 10% of its net assets, the Fund may purchase, without regard to that limitation, securities that are not registered under the Securities Act of 1933 (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid.

  11. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter in selling portfolio securities.

  12. Purchase or sell interests (including leases) in oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

  Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

    (i) Invest in warrants if at the time of acquisition its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    (ii) Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

    (iii) Invest in securities of corporate issuers having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of its total assets, taken at market value, would be invested in such securities.

    (iv) Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent described in the Fund's Prospectus and in this Statement of Additional Information, as amended from time to time.

    (v) Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    (vi) Invest more than 10% of its net assets in securities of real estate investment trusts.

  The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities.

Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 10% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

                        MERRILL LYNCH PACIFIC FUND, INC.

As shown in the Prospectus:

Investment Restrictions

  The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. Among the more significant restrictions, the Fund may not:

    --Invest in securities of any one issuer (other than the Government of Japan, the United States Government, their agencies and instrumentalities) if immediately after and as a result of such investment the market value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value;

    --Invest in the securities of any single issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer; or

    --Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry;

provided, however, that nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act.

  The Fund may from time to time lend securities from its portfolio, with a value not exceeding 20% of its total assets, to brokers, dealers and financial institutions and receive collateral in cash (or cash equivalents consisting of securities issued or guaranteed by the governments of the U.S. or Japan or other Far Eastern or Western Pacific countries or their agencies or instrumentalities) which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives income on the loaned securities and a loan fee and thereby increases the current income of the Fund. With respect to the lending of portfolio securities, there is the risk of the failure of the parties involved to return the securities involved in such transactions in which event the Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

                        MERRILL LYNCH PACIFIC FUND, INC.

As shown in the Statement of Additional Information:

Investment Restrictions

  The Fund may not:

  1. Make investments for the purpose of exercising control or management.

  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
(ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities.

  3. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  4. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and the Fund may purchase or sell stock index and currency options, stock index futures, interest rate futures and currency futures contracts and related options on such futures.

  5. Purchase securities on margin (except for short-term credit necessary for clearance of portfolio transactions) or sell securities short or write, sell or buy puts or calls, or any combination thereof. [Except as otherwise discussed under "Investment Objective and Policies--Hedging Techniques" in the Prospectus and herein.]

  6. Make loans to other persons (except as provided in (11) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporation debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan (the acquisition of bonds, debentures or other corporate debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940).

  7. Borrow amounts in excess of 5% of its total assets, taken at acquisition cost or market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. (See restriction (8) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts.)

  8. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (7) above, and then such mortgaging, pledging or hypothecating may not exceed 15% of the Fund's total assets, taken at market value. [In order to comply with certain statutes, the Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of the Fund's shares at the maximum offering price.] (For the purpose of this restriction and restriction (7) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margins are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.)

  9. Invest in securities which cannot be readily resold to the public because of legal or contractual restrictions or for which no readily available market exists or in securities of issuers having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets, taken at market value, would be invested in such securities.

  10. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

  11. Lend its portfolio securities, except that it may lend up to 20% of its total assets, taken at market value, in accordance with the guidelines set forth below.

  The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 5% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy is not a fundamental policy of the Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund's shareholders. The Fund will not change or modify this policy, however, prior to the change or modification by the Securities and Exchange Commission staff of its position.

  Subject to investment restriction (11) above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash (or cash equivalents consisting of securities issued or guaranteed by the governments of the U.S. or Japan or other Far Eastern or Western Pacific countries or their agencies or instrumentalities) which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives income on the loaned securities and a loan fee and thereby increases the current income of the Fund. Such loans will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

  The Board of Directors has established the policy that the Fund will not purchase or retain the securities of any issuer if those individual officers and directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of the Distributor each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer. Portfolio securities of the Fund may not be purchased from, sold or loaned to the Manager or its affiliates or any of its directors, general partners, officers or employees, acting as principal.

               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

As shown in the Prospectus:

Investment Restrictions

  Among its fundamental policies, the Fund may not invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 10% of its net assets, taken at market value, would be invested in such securities. Other fundamental policies include policies which (i) prohibit investment of more than 25% of the Fund's total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry (other than securities issued or guaranteed by the U.S. Government, or by its agencies or instrumentalities), except that, under normal circumstances, the Fund will invest more than 25% of its total assets in issuers in the banking industry, (ii) limit investments in securities of other investment companies, except in connection with certain specified transactions and with respect to investments of up to 10% of the Fund's total assets in securities of closed-end investment companies and (iii) restrict the issuance of senior securities and limit bank borrowings except that the Fund may borrow amounts of up to 10% of its assets for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. The Fund will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments.

               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

As shown in the Statement of Additional Information:

Investment Restrictions

  The Fund may not (1) invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry except that, under normal circumstances, the Fund will invest more than 25% of its total assets in issuers in the banking industry. This restriction will not apply to securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, but will apply to obligations of a foreign government unless the Securities and Exchange Commission permits their exclusion; (2) invest more than 5% of its total assets (taken at market value at the time of each investment) in unsecured securities of corporate issuers which, including predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience (provided that such restriction shall not apply to issuers of mortgage-backed and receivable backed bonds, notes or pass-through certificates); (3) make investments for the purpose of exercising control or management; (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or by purchase of securities of closed-end investment companies and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of any one such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund's total assets, taken at market value, would be invested in such companies' securities. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries for purposes of investing in such countries will not be deemed an investment in other investment companies; (5) purchase or sell real estate (provided that such restriction shall not apply to securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except that the Fund may deal in forward foreign exchange between currencies and the Fund may purchase and sell interest rate and currency options, futures contracts and related options and indexed notes and commercial paper), or interests or leases in oil, gas or other mineral exploration or development programs (provided that such restriction shall not apply to securities issued by companies which invest in oil, gas or other mineral exploration or development programs); (6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or options transactions is not considered the purchase of a security on margin); (7) make short sales of securities or maintain a short position or invest in put, call, straddle or spread options (this restriction does not apply to interest rate and currency options and options on futures contracts); (8) make loans to other persons, provided that the purchase of a portion of an issue of bonds, debentures or other debt securities and investment in governmental and supranational obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan; (9) borrow amounts in excess of 10% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only to meet redemption requests or to settle securities transactions which might otherwise require untimely disposition of portfolio securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except to honor prior commitments. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security); (10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value, or except as may be necessary in connection with options, futures and related options transactions; (11) invest in securities which cannot be readily resold or are illiquid because of legal or contractual restrictions or are not otherwise readily marketable if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities; and (12) act as an underwriter of securities, except to the extent that the Fund may technically be deemed an underwriter when engaged in the activities described in (11) above or insofar as the Fund may be deemed an underwriter by virtue of selling portfolio securities.

  The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. To comply with tax requirements for qualification as a "regulated investment company", however, the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Fund will regard each country and each political subdivision, agency or instrumentality of such country and each multinational agency of which such country is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. In addition, the Fund will regard the issuer of participations in, or bonds and notes backed by, pools of mortgage, credit card, automobile or other types of receivables as being the limited purpose corporation or trust issuing the participation certificates, bonds or notes as well as any other entity that is or may be responsible for providing full payment on the underlying obligations in the pool. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes to the Federal tax requirements. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

  The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 10% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  The Directors have established the policy that the Fund will not purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Investment Adviser, the directors of such general partner or the directors and officers of the Distributor each owning beneficially more than 1/2 of 1% of the securities of each issuer own in the aggregate more than 5% of the securities of such issuer. Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers, or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

                      MERRILL LYNCH TECHNOLOGY FUND, INC.

As shown in the Prospectus:

Investment Restrictions

  Among the more significant restrictions, the Company may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry. Other fundamental policies include policies which limit investments in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 10% of the Company's net assets, taken at market value, would be invested in such securities.

  While the Company will not purchase illiquid securities in an amount exceeding 10% of its net assets, the Company may purchase, without regard to that limitation, securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors has determined to treat as liquid Rule 144A securities which are freely tradeable in their primary markets offshore. The Board of Directors may adopt guidelines and delegate to the Investment Adviser the daily functions of determining and monitoring liquidity of other restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Company's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Company to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

  Nothing in the foregoing investment restrictions shall be deemed to prohibit the Company from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Company by the issuer, except that no such purchase may be made if as a result the Company will fail to meet the diversification requirements of the Code.

                      MERRILL LYNCH TECHNOLOGY FUND, INC.

As shown in the Statement of Additional Information:

Investment Restrictions

  The Company may not:

  1. Make investments for the purpose of exercising control or management.

  2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Company's total assets, taken at market value, would be invested in such securities.

  3. Purchase or sell real estate (including interests in real estate limited partnerships), provided that the Company may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

  4. Purchase or sell commodities or commodity contracts, except that the Company may deal in forward foreign exchange between currencies of the different countries in which it may invest and the Company may purchase or sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

  5. Purchase any securities on margin, except that the Company may obtain such short-term credit as may be necessary for the clearance of purchase and sales of portfolio securities, or make short sales of securities or maintain a short position. The payment by the Company of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin. Also, engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

  6. Make loans to other persons (except as provided in (7) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

  7. Lend its portfolio securities in excess of 10% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth below.

  8. Borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Company shares. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, the Company will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. (See restriction (9) below regarding the exclusion from this restriction of arrangements with respect to options, futures contracts and options on futures contracts.)

  9. Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (7) above), as security for indebtedness, any securities owned or held by the Company except as may be necessary in connection with borrowings mentioned in (8) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Company's total assets, taken at market value. [In order to comply with certain state statutes, the Company will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of the Company's shares at the maximum offering price.] (For the purpose of this restriction and restriction (8) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.)

  10. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 10% of its net assets, taken at market value, would be invested in such securities.

  11. Underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

  12. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

  Subject to investment restriction (7) above, the Company may from time to time lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Such cash will be invested in short-term securities, which will increase the current income of the Company. Such loans will not be for more than 30 days and will be terminable at any time. The Company will have the right to regain ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Company may pay reasonable fees to persons unaffiliated with the Company for services in arranging such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

  With respect to investment restriction (10) above, while the Company does not intend to purchase illiquid securities in an amount exceeding 10% of its net assets, the Company may purchase, without regard to that limitation, securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Company's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines regarding such securities which may be held by the Company and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of such securities. The Board of Directors, however, will retain oversight and is ultimately responsible for the determinations.

  Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Directors will carefully monitor the Company's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Company to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

  The Board of Directors has established a non-fundamental policy that the Company will not purchase or retain the securities of any issuer if those individual officers and directors of the Company, the Investment Adviser or Merrill Lynch Funds Distributor, Inc. (the "Distributor"), each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer. Portfolio securities of the Company may not be purchased from, sold or loaned to the Investment Adviser, officers or employees, acting as principal.

  The Company has adopted a non-fundamental policy pursuant to which it will not invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Company's total assets, taken at market value, would be invested in such securities. In addition, the Company has adopted a non-fundamental policy pursuant to which it will not invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market value, would exceed 5% of the Company's net assets; included within such limitation, but not to exceed 2% of the Company's net assets, are warrants which are not listed on the New York or American Stock Exchanges. For purposes of this policy, warrants acquired by the Company in units or attached to securities may be deemed to be without value. The two policies set forth in this paragraph may be amended without the approval of the Company's shareholders.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Company, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Company and margin deposits on the Company's existing OTC options on futures contracts exceed 10% of the net assets of the Company, taken at market value, together with all other assets of the Company which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Company to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Company has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Company will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Company and may be amended by the Board of Directors of the Company without the approval of the Company's shareholders. However, the Company will not change or modify this policy prior to the change or modification by the Commission staff of its position.

CODE G

                                    PROXY

Meeting of the Shareholders of

Merrill Lynch Americas Income Fund, Inc.
Merrill Lynch Dragon Fund
Merrill Lynch EuroFund
Merrill Lynch Global Allocation Fund, Inc.
Merrill Lynch Global Bond Fund for Investment & Retirement
Merrill Lynch Healthcare Fund, Inc.
Merrill Lynch International Equity Fund
   P.O. Box 9011, Princeton, NJ 08543-9011

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS/TRUSTEES

Please mark your choices below in blue or black ink.


This Proxy has been personalized to reflect those shares of the indicated Funds that are held within a single account. If a shareholder holds shares in multiple accounts, it will be necessary to execute a proxy for each such account. With respect to proposal 4, a separate vote is required for Class A and Class B shares owned.


The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Robert Harris as proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated below, all shares in one or more of the above-mentioned Funds held of record by the undersigned on August 5, 1994, at the Meeting of Shareholders of such Fund to be held on September 28, 1994, or any adjournment thereof. Such proxies are also authorized to vote on such other matters as may properly come before such meeting or any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND, WITH RESPECT TO MERRILL LYNCH PACIFIC FUND,
INC. (IF APPLICABLE), 5.

- --------------------------------------------------------------------------------

Shares Held in        1. Election of Directors/Trustees.               Nominees: Donald Cecil, Edward H. Meyer, Charles C. Reilly,
Account                                                                           Richard R. West and Arthur Zeikel

                                                                                                 *To withhold authority for a
                                                                                                 Nominee for a particular Fund,
                                                                                                 check the "FOR ALL EXCEPT" box
                                                                                                 and print name of Nominee on the
Class A    Class B                                                       FOR  WITHHOLD  FOR ALL  appropriate line below.
                                                                         ALL    ALL     EXCEPT*
000000000  000000000  Merrill Lynch Americas Income Fund, Inc.           [_]    [_]       [_]    ________________________________
000000000  000000000  Merrill Lynch Dragon Fund, Inc.                    [_]    [_]       [_]    ________________________________
000000000  000000000  Merrill Lynch EuroFund                             [_]    [_]       [_]    ________________________________
000000000  000000000  Merrill Lynch Global Allocation Fund, Inc.         [_]    [_]       [_]    ________________________________
000000000  000000000  Merrill Lynch Global Bond Fund for Invest. & Ret.  [_]    [_]       [_]    ________________________________
000000000  000000000  Merrill Lynch Healthcare Fund, Inc.                [_]    [_]       [_]    ________________________________
000000000  000000000  Merrill Lynch International Equity Fund            [_]    [_]       [_]    ________________________________

- --------------------------------------------------------------------------------

                                                   2. Ratify the          3. Amend the
                                                      selection              fundamental
                                                      of independent         investment
                                                      auditors.              restrictions.
                                                   FOR  AGAINST  ABSTAIN   FOR  AGAINST  ABSTAIN
Merrill Lynch Americas Income Fund, Inc.           [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch Dragon Fund, Inc.                    [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch EuroFund                             [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch Global Allocation Fund, Inc.         [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch Global Bond Fund for Invest. & Ret.  [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch Healthcare Fund, Inc.                [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch International Equity Fund            [_]    [_]      [_]     [_]    [_]      [_]

                                                  4. Amend the charter of the Fund in connection with
                                                     the implementation of Merrill Lynch Select Pricing/sm/.
                                                  ---Class A Shares---    ---Class B Shares---
                                                   FOR  AGAINST  ABSTAIN   FOR  AGAINST  ABSTAIN
Merrill Lynch Americas Income Fund, Inc.           [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch Dragon Fund, Inc.                    [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch EuroFund                             [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch Global Allocation Fund, Inc.         [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch Global Bond Fund for Invest. & Ret.  [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch Healthcare Fund, Inc.                [_]    [_]      [_]     [_]    [_]      [_]
Merrill Lynch International Equity Fund            [_]    [_]      [_]     [_]    [_]      [_]

                        5. (Merrill Lynch Pacific Fund, Inc. Shareholders Only)
                           Change the Fund's investment policy from being a diversified fund to being a non-diversified fund.
                         FOR  AGAINST  ABSTAIN
                         [_]    [_]      [_]


- --------------------------------------------------------------------------------

Please mark, sign, date, and mail your Proxy in the enclosed postage-paid envelope.

Signature __________________________________________ Date ____________________
           If joint owner, each should sign. When signing as executor, trustee, etc., give full title as such.

 OOOOOOOOOOOOOOOOOOOOO
[GLOBAL CLUSTER 8/8/94]

- --------------------------------------------------------------------------------

                         Merrill Lynch Family of Funds



The enclosed proxy materials include three items that may be of special interest to our shareholders.

. One proposal is to adopt generally uniform investment restrictions among the MLAM Family of Funds. Since the Funds that make up the Merrill Lynch Family were organized at different times over a period of years, each Fund's investment restrictions largely reflect the regulations and financial market environment that prevailed at its inception. Adopting more uniform investment restrictions would allow each Fund to participate equally in the current marketplace and facilitate compliance among over 100 Fund portfolios.

. A second proposal is to implement the Merrill Lynch Select Pricing/SM/ System, which would allow investors to elect among four alternative methods of purchasing most Merrill Lynch mutual funds. Currently, two alternatives are available: Class A and Class B Shares. The proposal would add Class C and Class D Shares. In addition, the proposal would provide for the automatic conversion of Class B Shares after a period of time to the new Class D Shares, which would result in lower expenses for those shareholders.

. With respect to Merrill Lynch Pacific Fund, Inc., shareholders of that Fund will be asked to consider a proposal to change that Fund's status from diversified to non-diversified. Changing to non-diversified status would increase the flexibility which MLAM would have to manage the Fund's assets; however, the Fund may be more susceptible to certain risks as discussed in the proxy statement.

In addition, as is typical for meetings of the Funds, shareholders are also asked to elect Directors or Trustees and to ratify the selection of the independent auditors for each Fund.

Please take the time to read the proxy statement carefully and return the proxy card in the envelope provided. As required by law, you will be provided with separate proxy materials for each account in which you hold shares of a Fund.